                                                                     EXHIBIT 2.1




                             COMBINATION AGREEMENT




                               DATED JUNE 6, 1997

                               TABLE OF CONTENTS



ARTICLE I.                DEFINITIONS; ORDER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Section 1.1      Defined Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Section 1.2      Combination Transactions Order  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

ARTICLE II.               THE ENCINITAS PURCHASE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Section 2.1      The Purchase  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Section 2.2      Purchase Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Section 2.3      Closing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Section 2.4      Deliveries at Closing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Section 2.5      Consent to Limited Partner Interest Transfer  . . . . . . . . . . . . . . . . . . . . . . . . 8

ARTICLE III.              THE PRODUCTION MERGER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Section 3.1      The Production Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Section 3.2      Closing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Section 3.3      Production Effective Time . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Section 3.4      Conversion of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Section 3.5      Surrender and Exchange of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

ARTICLE IV.               THE ENCINITAS MERGER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 4.1      The Encinitas Merger  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 4.2      Closing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 4.3      Effective Time  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 4.4      Conversion of Partnership Interests . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 4.5      Surrender and Exchange of Partnership Interests . . . . . . . . . . . . . . . . . . . . . .  11

ARTICLE V.                THE LA ROSA MERGER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 5.1      The La Rosa Merger  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 5.2      Closing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 5.3      Effective Time  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 5.4      Conversion of Partnership Interests . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 5.5      Surrender and Exchange of Partnership Interests . . . . . . . . . . . . . . . . . . . . . .  14
         Section 5.6      No Dissenters' Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

ARTICLE VI.               THE CARRIZO PARTNERS MERGER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 6.1      The Carrizo Partners Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 6.2      Closing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 6.3      Effective Time  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 6.4      Conversion of Partnership Interests . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 6.5      Surrender and Exchange of Partnership Interests . . . . . . . . . . . . . . . . . . . . . .  16

         Section 6.6      No Dissenters' Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

ARTICLE VII.              REPRESENTATIONS AND WARRANTIES OF THE COMPANY   . . . . . . . . . . . . . . . . . . . . . .  17
         Section 7.1      Organization; Qualification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Section 7.2      Capitalization of the Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Section 7.3      No Conflicts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Section 7.4      Authority and Authorization; Binding Effect . . . . . . . . . . . . . . . . . . . . . . . .  18
         Section 7.5      Litigation, etc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Section 7.6      Financial Statements of the Company . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Section 7.7      Compliance with Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

ARTICLE VIII.             REPRESENTATIONS AND WARRANTIES OF THE FOUNDERS  . . . . . . . . . . . . . . . . . . . . . .  19
         Section 8.1      Ownership . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Section 8.2      No Conflicts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Section 8.3      Authority and Authorization; Binding Effect . . . . . . . . . . . . . . . . . . . . . . . .  20
         Section 8.4      Experience; Status  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Section 8.5      Access to Company Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Section 8.6      Investment Purposes; Rule 144 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Section 8.7      Additional Restriction on Transfer  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

ARTICLE IX.               REPRESENTATIONS AND WARRANTIES OF PRODUCTION  . . . . . . . . . . . . . . . . . . . . . . .  22
         Section 9.1      Organization; Qualification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         Section 9.2      Capitalization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         Section 9.3      No Conflicts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         Section 9.4      Authority and Authorization; Binding Effect . . . . . . . . . . . . . . . . . . . . . . . .  22
         Section 9.5      Litigation, etc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Section 9.6      Financial Statements of Production  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Section 9.7      Ownership of Encinitas  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Section 9.8      Compliance with Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Section 9.9      Limited Partners  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

ARTICLE X.                REPRESENTATIONS AND WARRANTIES OF ENCINITAS . . . . . . . . . . . . . . . . . . . . . . . .  24
         Section 10.1     Formation; Qualification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Section 10.2     Capitalization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Section 10.3     No Conflicts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Section 10.4     Authority and Authorization; Binding Effect . . . . . . . . . . . . . . . . . . . . . . . .  25
         Section 10.5     Litigation, etc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         Section 10.6     Financial Statements of Encinitas . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         Section 10.7     Compliance with Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Section 10.8     Limited Partners  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

ARTICLE XI.               REPRESENTATIONS AND WARRANTIES OF LA ROSA   . . . . . . . . . . . . . . . . . . . . . . . .  26
         Section 11.1     Formation; Qualification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26





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
         Section 11.2     Capitalization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Section 11.3     No Conflicts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         Section 11.4     Authority and Authorization; Binding Effect . . . . . . . . . . . . . . . . . . . . . . . .  27
         Section 11.5     Litigation, etc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         Section 11.6     Financial Statements of La Rosa . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         Section 11.7     Compliance with Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         Section 11.8     Limited Partners  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

ARTICLE XII.              REPRESENTATIONS AND WARRANTIES OF CARRIZO PARTNERS  . . . . . . . . . . . . . . . . . . . .  28
         Section 12.1     Formation; Qualification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         Section 12.2     Capitalization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         Section 12.3     No Conflicts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         Section 12.4     Authority and Authorization; Binding Effect . . . . . . . . . . . . . . . . . . . . . . . .  29
         Section 12.5     Litigation, etc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         Section 12.6     Financial Statements of Carrizo Partners  . . . . . . . . . . . . . . . . . . . . . . . . .  30
         Section 12.7     Ownership of Placedo Partners Ltd . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         Section 12.8     Compliance with Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         Section 12.9     Limited Partners  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

ARTICLE XIII.             COVENANTS AND AGREEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         Section 13.1     Equityholder Approval . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         Section 13.2     Conduct of Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         Section 13.3     Third Party Consents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

ARTICLE XIV.              CONDITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         Section 14.1     Conditions to the Obligations of All Parties to Effect the Combination Transactions . . . .  32
         Section 14.2     Conditions to the Obligations of the Company and each of the Founders to Effect the
                          Encinitas Purchase  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         Section 14.3     Conditions to the Obligations of the Company and Production to Effect the Production
                          Merger  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         Section 14.4     Conditions to the Obligations of the Company and Encinitas to Effect the Encinitas
                          Merger  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         Section 14.5     Conditions to the Obligations of the Company and La Rosa to Effect the La Rosa Merger . . .  33
         Section 14.6     Conditions to the Obligations of the Company and Carrizo Partners to Effect the
                          Carrizo Partners Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         Section 14.7     Conditions to the Obligations of the Company to Effect Any of the Combination
                          Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         Section 14.8     Other Combination Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34





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
         ARTICLE XV.      TERMINATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         Section 15.1     Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         Section 15.2     Effect of Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

ARTICLE XVI.              MISCELLANEOUS AND GENERAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         Section 16.1     Survival  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         Section 16.2     Modification or Amendment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         Section 16.3     Restrictions on Transfer; Legends . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         Section 16.4     Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         Section 16.5     Stock Splits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         Section 16.6     No Rights as Shareholder  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         Section 16.7     Further Assurances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         Section 16.8     Entire Agreement, etc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         Section 16.9     Construction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         Section 16.10    Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         Section 16.11    Captions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         Section 16.12    Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         Section 16.13    GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40


Exhibits

Exhibit A        Production Plan of Merger
Exhibit B        Transferor Representations and Warranties
Exhibit C        Encinitas Plan of Merger
Exhibit D        La Rosa Plan of Merger
Exhibit E        Carrizo Partners Plan of Merger
Exhibit F        Founders Disclosure Schedule
Exhibit G        Production Disclosure Schedule
Exhibit H        Encinitas Disclosure Schedule
Exhibit I        La Rosa Disclosure Schedule
Exhibit J        Carrizo Partners Disclosure Schedule

Schedules

Schedule 1.1(A)  Carrizo Partners Limited Partners' Percentages
Schedule 1.1(B)  Encinitas Limited Partners' Percentages
Schedule 1.1(C)  La Rosa Limited Partners' Percentages

                             COMBINATION AGREEMENT


         THIS COMBINATION AGREEMENT (this "Agreement"), dated as of June 6, 1997, is by and among (i) Carrizo Oil & Gas, Inc., a Texas corporation (the "Company"), (ii) Carrizo Production, Inc., a Texas corporation ("Production"),
(iii) Encinitas Partners Ltd., a Texas limited partnership ("Encinitas"), (iv) La Rosa Partners Ltd., a Texas limited partnership ("La Rosa"), (v) Carrizo Partners Ltd., a Texas limited partnership ("Carrizo Partners"), and (vi) Paul
B. Loyd, Jr., Steven A. Webster, Sylvester P. Johnson, IV, Douglas A. P. Hamilton and Frank A. Wojtek (each, a "Founder" and together, the "Founders").

                                    RECITALS

         WHEREAS, the Company, Production, Encinitas, La Rosa, Carrizo Partners and the Founders desire to combine certain of the oil and gas properties and exploration and development operations owned and conducted by the Company, Production, Encinitas, La Rosa and Carrizo Partners (the "Combination") through the purchase by the Company of certain limited partner interests in Encinitas and the merger of Production, Encinitas, La Rosa and Carrizo Partners with and into the Company at or about the time of the closing of the initial public offering (the "Offering") of shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), pursuant to the Securities Exchange Act of 1933, as amended (the "Securities Act"), as will be described in the Company's registration statement on Form S-1, to be filed with the Securities and Exchange Commission (the "SEC") with respect to the Offering; and

         WHEREAS, to effect the Combination, the Company plans (i) a purchase of limited partner interests in Encinitas from the Founders (the "Encinitas Purchase") for Common Stock, (ii) a merger (the "Production Merger") of Production with and into the Company in which the stockholders of Production (the "Production Stockholders") will receive Common Stock, (iii) a merger (the "Encinitas Merger") of Encinitas with and into the Company in which the limited partners of Encinitas (the "Encinitas Limited Partners") will receive Common Stock, (iv) a merger (the "La Rosa Merger") of La Rosa with and into the Company in which the limited partners of La Rosa (the "La Rosa Limited Partners") will receive Common Stock and (v) a merger (the "Carrizo Partners Merger") of Carrizo Partners with and into the Company in which the limited partners of Carrizo Partners (the "Carrizo Partners Limited Partners") will receive Common Stock (the Encinitas Purchase, the Production Merger, the Encinitas Merger, the La Rosa Merger and the Carrizo Partners Merger collectively may be referred to herein as the "Combination Transactions," and each may be referred to herein as a "Combination Transaction"); and

         WHEREAS, the Board of Directors of the Company has deemed each of the Combination Transactions to be in the best interest of the Company and the stockholders of the Company, and has approved, and recommended that the stockholders of the Company approve, this Agreement and each of the Combination Transactions; and

         WHEREAS, the Board of Directors of Production has deemed the Production Merger and the other Combination Transactions to be in the best interest of Production and the stockholders of Production, and has approved, and recommended that the stockholders of Production approve, this Agreement and the Production Merger; and

         WHEREAS, the Board of Directors of Production, as the general partner of Encinitas, has deemed the Encinitas Merger and the other Combination Transactions to be in the best interest of Encinitas and the Encinitas Limited Partners, and has approved, and recommended that the Encinitas Limited Partners approve, this Agreement, an amendment to the Encinitas Partnership Agreement (as defined in Section 1.1) to permit the Encinitas Merger and the Encinitas Merger; and

         WHEREAS, the Board of Directors of the Company, as the general partner of La Rosa, has deemed the La Rosa Merger and the other Combination Transactions to be in the best interest of La Rosa and the La Rosa Limited Partners, and has approved, and recommended that the La Rosa Limited Partners approve, this Agreement, an amendment to the La Rosa Partnership Agreement (as defined in Section 1.1) to permit the La Rosa Merger and the La Rosa Merger; and

         WHEREAS, the Board of Directors of the Company, as the general partner of Carrizo Partners, has deemed the Carrizo Partners Merger and the other Combination Transactions to be in the best interest of Carrizo Partners and the Carrizo Partners Limited Partners, and has approved, and recommended that the Carrizo Partners Limited Partners approve, this Agreement, an amendment to the Carrizo Partners Partnership Agreement (as defined in Section 1.1) to permit the Carrizo Partners Merger and the Carrizo Partners Merger; and

         WHEREAS, the parties hereto desire to set forth the terms and conditions of the Combination and to provide for certain relationships and obligations among the parties hereto following the Closing Date (as defined in Section 1.1):

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the aforesaid parties hereto hereby agree as follows:

                                   ARTICLE I.

                               DEFINITIONS; ORDER

         SECTION 1.1 DEFINED TERMS. As used in this Agreement, the following terms have the meanings specified in this Section 1.1. Other capitalized terms have the meanings assigned to them elsewhere in this Agreement.

         Accredited Investor means an "Accredited Investor" as defined in Rule 501(a) promulgated under the Securities Act.

         Carrizo Partners After Payout Consideration means, with respect to each Carrizo Partners Limited Partner Interest, the product of (i) 707,358 shares of Common Stock (which is equal to the difference between (a) the Carrizo Partners Aggregate Valuation Shares and (b) the quotient of (1) the aggregate Carrizo Partners Before Payout Consideration with respect to all Carrizo Partners Limited Partner Interests, divided by (2) 86.667% (the aggregate Before Payout Percentages with respect to all Carrizo Partners Limited Partner Interests as set forth on Schedule 1.1(A) hereto)), multiplied by (ii) the percentage set forth on Schedule 1.1(A) hereto as the After Payout Percentage with respect to such Carrizo Partners Limited Partner Interest. For purposes of clarity, it is agreed that the Carrizo Partners After Payout Consideration with respect to each of the units representing a Carrizo Partners Limited Partner Interest attributable to an original capital contribution of $50,000 by an Investor Limited Partner (as defined in the Carrizo Partners Partnership Agreement) is 23,578 shares of Common Stock, and the aggregate Carrizo Partners After Payout Consideration with respect to all Carrizo Partners Limited Partner Interests is 483,361 shares of Common Stock.

         Carrizo Partners Aggregate Valuation Sharesmeans 806,250 shares of Common Stock, which is equal to the number of shares of Common Stock that would be issued to the partners of Carrizo Partners if shares were being issued in respect of all partner interests in Carrizo Partners in the Carrizo Partners Merger (it being understood, however, that because no shares are being issued in respect of the general partner interest in Carrizo Partners in the Carrizo Partners Merger, the number of shares issuable in the Carrizo Partners Merger will be less than the Carrizo Partners Aggregate Valuation Shares).

         Carrizo Partners Approvalsmeans the approval of the Carrizo Partners Partnership Agreement Amendment by the general partner of Carrizo Partners and a majority in interest of the Carrizo Partners Limited Partners Interests, in accordance with the Carrizo Partners Partnership Agreement, and the approval of the Carrizo Partners Merger by the partners of Carrizo Partners in accordance with the Carrizo Partners Partnership Agreement, as amended by the Carrizo Partners Partnership Agreement Amendment.

         Carrizo Partners Before Payout Consideration means, with respect to each Carrizo Partners Limited Partner Interest, the product of (i) 98,892 shares of Common Stock (which is equal to the quotient of (a) $1,040,344 (which is the amount of cash that if distributed with respect to all partner interests in Carrizo Partners at August 1, 1997 (the assumed Carrizo Partners Effective Time (as defined in Section 6.3)) would result in distributions to the Investor Limited Partners in an amount sufficient to cause a Conversion Date to occur (i.e., an amount that would be sufficient to repay a loan or loans in the amounts, and made at the times, of the Capital Contributions of the Investor Limited Partners, bearing interest at 20% per annum compounded annually) minus the aggregate amount of distributions made by Carrizo Partners with respect to all partner interests in Carrizo Partners prior to the Carrizo Partners Effective Time, divided by (b) the Share Valuation Price), multiplied by (ii) the percentage set forth on Schedule 1.1(A) hereto as the Before Payout Percentage with respect to such Carrizo Partners Limited Partner Interest. For purposes of clarity, it is agreed that the Carrizo Partners Before Payout Consideration with respect to each of the units representing a Carrizo Partners Limited Partner Interest attributable to an original capital contribution of $50,000 by an Investor Limited Partner is 6,593 shares of Common Stock, and the aggregate Carrizo Partners Before Payout Consideration with respect to all Carrizo Partners Limited Partner Interests is 85,707 shares of Common Stock. Capitalized terms used in this definition and not otherwise defined in this Agreement shall have the meanings given to them in the Carrizo Partners Partnership Agreement.

         Carrizo Partners Limited Partner Interests means the limited partner interests in Carrizo Partners of the limited partners of Carrizo Partners.

         Carrizo Partners Merger Consideration means, with respect to each Carrizo Partners Limited Partner Interest, the sum of the Carrizo Partners Before Payout Consideration and the Carrizo Partners After Payout Consideration with respect to such Carrizo Partners Limited Partner Interest. For purposes of clarity, it is agreed that the Carrizo Partners Merger Consideration with respect to each of the units representing a Carrizo Partners Limited Partner Interest attributable to an original capital contribution of $50,000 by an Investor Limited Partner (as defined in the Carrizo Partners Partnership Agreement) is 30,171 shares of Common Stock, and the aggregate Carrizo Partners Merger Consideration with respect to all Carrizo Partners Limited Partner Interests is 569,068 shares of Common Stock.

         Carrizo Partners Partnership Agreement means the Agreement of Limited Partnership of Carrizo Partners Ltd. dated January 7, 1994 as it has or may be amended from time to time.

         Carrizo Partners Partnership Agreement Amendmentmeans the proposed amendment to the Carrizo Partners Partnership Agreement to permit the Carrizo Partners Merger upon the approval of a majority in interest of the Carrizo Partners Limited Partner Interests.

         Closing means the closing of each of the Offering, the Encinitas Purchase Closing (if consummated), the Production Merger (if consummated), the Encinitas Merger (if consummated), the La Rosa Merger (if consummated) and the Carrizo Partners Merger (if consummated).

         Closing Date means the date of the closing of the Offering, the Encinitas Purchase Closing (if consummated), the Production Merger (if consummated), the Encinitas Merger (if consummated), the La Rosa Merger (if consummated) and the Carrizo Partners Merger (if consummated).

         Encinitas After Payout Consideration means, with respect to each Encinitas Limited Partner Interest, the product of (i) 1,166,111 shares of Common Stock (which is equal to the difference between (a) the Encinitas Aggregate Valuation Shares and (b) the quotient of (1) the aggregate Encinitas Before Payout Consideration with respect to all Encinitas Limited Partner Interests, divided by (2) 98.58% (the aggregate Before Payout Percentages with respect to all Encinitas Limited Partner Interests as set forth on Schedule 1.1(B) hereto)), multiplied by (ii) the percentage set forth on Schedule 1.1(B) hereto as the After Payout Percentage with respect to such Encinitas Limited Partner Interest. For purposes of clarity, it is agreed that the Encinitas After Payout Consideration with respect to each of the units representing an Encinitas Limited Partner Interest attributable to an original capital contribution of $50,000 by an Additional Limited Partner (as defined in the Encinitas Partnership Agreement) is 8,329 shares of Common Stock, and the aggregate Encinitas After Payout Consideration with respect to all Encinitas Limited Partner Interests is 829,932 shares of Common Stock.

         Encinitas Aggregate Valuation Sharesmeans 1,672,500 shares of Common Stock, which is equal to the number of shares of Common Stock that would be issued to the partners of Encinitas if shares were being issued in respect of all partner interests in Encinitas in the Encinitas Merger (it being understood, however, that because no shares are being issued in respect of the general partner interest in Encinitas in the Encinitas Merger, the number of shares issuable in the Encinitas Merger will be less than the Encinitas Aggregate Valuation Shares).

         Encinitas Approvals means the approval of the Encinitas Partnership Agreement Amendment by the general partner of Encinitas and a majority in interest of the Encinitas Limited Partners Interests, in accordance with the Encinitas Partnership Agreement, and the approval of the Encinitas Merger by the partners of Encinitas in accordance with the Encinitas Partnership Agreement, as amended by the Encinitas Partnership Agreement Amendment.

         Encinitas Before Payout Consideration means, with respect to each Encinitas Limited Partner Interest, the product of (i) 506,389 shares of Common Stock (which is equal to the quotient of (a) $5,327,211 (which is the amount of cash that if distributed with respect to all partner interests in Encinitas at August 1, 1997 (the assumed Encinitas Effective Time (as defined in Section 4.3)) would result in distributions to the Additional Limited Partners in an amount sufficient to cause a Conversion Date to occur (i.e., an amount that would result in the aggregate amount of distributions to the Additional Limited Partners being equal to the sum of the aggregate Capital Contributions of the Additional Limited Partners, plus 20% per annum thereon from the Amendment Date, compounded annually) minus the aggregate amount of distributions made by Encinitas with respect to all partner interests in Encinitas prior to the Encinitas Effective Time, divided by (b) the Share Valuation Price), multiplied by (ii) the percentage set forth on Schedule 1.1(B) hereto as the Before Payout Percentage with respect to such Encinitas Limited Partner Interest. For purposes of clarity, it is agreed that the Encinitas Before Payout Consideration with respect to each of the units representing an Encinitas Limited Partner Interest attributable to an original capital contribution of $50,000 by an Additional Limited Partner is 7,234 shares of Common Stock, and the aggregate Encinitas Before Payout Consideration with respect to all Encinitas Limited Partner Interests is 499,300 shares of Common Stock. Capitalized terms used in this definition and not otherwise defined in this Agreement shall have the meanings given to them in the Encinitas Partnership Agreement.

         Encinitas Limited Partner Interests means the limited partner interests in Encinitas of the limited partners of Encinitas.

         Encinitas Merger Consideration means, with respect to each Encinitas Limited Partner Interest, the sum of the Encinitas Before Payout Consideration and the Encinitas After Payout Consideration with respect to such Encinitas Limited Partner Interest. For purposes of clarity, it is agreed that the Encinitas Merger Consideration with respect to each of the units representing an Encinitas Limited Partner Interest attributable to an original capital contribution of $50,000 by an Additional Limited Partner (as defined in the Encinitas Partnership Agreement) is 15,563 shares of Common Stock, and the aggregate Encinitas Merger Consideration with respect to all Encinitas Limited Partner Interests is 1,329,232 shares of Common Stock.

         Encinitas Partnership Agreement means the Amended and Restated Agreement of Limited Partnership of Encinitas Partners Ltd. as it has or may be amended from time to time.

         Encinitas Partnership Agreement Amendment means the proposed amendment to the Encinitas Partnership Agreement to permit the Encinitas Merger upon the approval of a majority in interest of the Encinitas Limited Partner Interests.

         Encinitas Purchase Consideration means, with respect to each Founder, the sum of the Encinitas Before Payout Consideration and the Encinitas After Payout Consideration with respect to the Encinitas Limited Partner Interests owned by such Founder.

         La Rosa Aggregate Valuation Shares means 48,700 shares of Common Stock, which is equal to the number of shares of Common Stock that would be issued to the partners of La Rosa if shares were being issued in respect of all partner interests in La Rosa in the La Rosa Merger (it being understood, however, that because no shares are being issued in respect of the general partner interest in La Rosa in the La Rosa Merger, the number of shares issuable in the La Rosa Merger will be less than the La Rosa Aggregate Valuation Shares).

         La Rosa Approvals means the approval of the La Rosa Partnership Agreement Amendment by the general partner of La Rosa and a majority in interest of the La Rosa Limited Partners Interests, in accordance with the La Rosa Partnership Agreement, and the approval of the La Rosa Merger by the partners of La Rosa in accordance with the La Rosa Partnership Agreement, as amended by the La Rosa Partnership Agreement Amendment.

         La Rosa Limited Partner Interests means the limited partner interests in La Rosa of the limited partners of La Rosa.

         La Rosa Merger Consideration means, with respect to each La Rosa Limited Partner Interest, the sum of the product of (i) the La Rosa Aggregate Valuation Shares multiplied by (ii) the percentage set forth on Schedule 1.1(C) hereto with respect to such La Rosa Limited Partner Interest.

         La Rosa Partnership Agreement means the Agreement of Limited Partnership of La Rosa Partners Ltd. dated March 26, 1996 as it may be amended from time to time.

         La Rosa Partnership Agreement Amendment means the proposed amendment to the La Rosa Partnership Agreement to permit the La Rosa Merger upon the approval of a majority in interest of the La Rosa Limited Partner Interests.

         Mergers means the Production Merger, the Encinitas Merger, the La Rosa Merger and the Carrizo Partners Merger.

         Offering Memorandum means the Offering Memorandum of the Company dated June 6, 1997.

         Production Merger Consideration means 70 shares of Common Stock (which is equal to the whole number nearest to the quotient of (i) the difference between (a) the Encinitas Aggregate Valuation Shares and (b) the sum of (1) the aggregate Encinitas Merger Consideration in the Encinitas Merger with respect to all Encinitas Limited Partner Interests and (2) the aggregate Encinitas Purchase Consideration of all Founders, divided by (ii) 4,900 (the total number of shares of Production's common stock currently outstanding and to be outstanding at the Production Effective Time (as defined in Section 3.3))).

         Shares means shares of Common Stock acquired pursuant to the Combination Transactions.

         Share Valuation Pricemeans $10.52 (which is the price per share of Common Stock that was established by the Company for use in determining the Carrizo Partners Merger Consideration and the Encinitas Merger Consideration (it being understood that such price likely will differ, and may differ significantly, from the sale price per share to the public of the Common Stock in the Offering)).

         Surviving Corporation means the Company, which shall be the surviving corporation of each of the Mergers.

         SECTION 1.2 COMBINATION TRANSACTIONS ORDER. The Combination Transactions shall occur on the Closing Date in the following order: (a) the Encinitas Purchase Closing, if consummated, immediately followed by (b) the Production Merger, if consummated, immediately followed by (c) the Encinitas Merger, the La Rosa Merger and the Carrizo Partners Merger, which, if consummated, shall occur simultaneously.


                                  ARTICLE II.
                             THE ENCINITAS PURCHASE

         SECTION 2.1 THE PURCHASE. Subject to the terms and conditions of this Agreement, on the Closing Date, the Company will purchase and acquire from each of the Founders, and each of the Founders will sell, assign and transfer to the Company, all of his Encinitas Limited Partner Interests free and clear of any liens, encumbrances or defects ("Liens").

         SECTION 2.2 PURCHASE PRICE. In exchange for each Founder's Encinitas Limited Partner Interests, the Company shall pay each such Founder his Encinitas Purchase Consideration.

         SECTION 2.3 CLOSING. The closing of the Encinitas Purchase (the "Encinitas Purchase Closing"), if consummated, shall take place at the offices of Baker & Botts, L.L.P., 910 Louisiana, Houston, Texas 77002 (or at such other place as the parties hereto shall mutually agree), on the Closing Date, provided that the conditions set forth in Sections 14.1, 14.2 and 14.7 shall have been fulfilled or waived in accordance with this Agreement.

         SECTION 2.4 DELIVERIES AT CLOSING. At the Encinitas Purchase Closing, each Founder shall deliver a duly executed assignment in form and substance reasonably acceptable to the Company transferring his Encinitas Limited Partner Interests to the Company and directions to the general partner of Encinitas to transfer on the books of Encinitas such Founder's Encinitas Limited Partner Interests to the Company. At or promptly following the Encinitas Purchase Closing, the Company shall deliver to each Founder, in exchange for such Founder's Encinitas Limited Partner Interests, a stock certificate from the Company in the name of such Founder representing the number of shares of Common Stock equal to such Founder's Encinitas Purchase Consideration, as set forth in
Section 2.2.

         SECTION 2.5 CONSENT TO LIMITED PARTNER INTEREST TRANSFER. By its execution of this Agreement, Production, as general partner of Encinitas, consents to the transfer of any Encinitas Limited Partner Interests to the Company or its permitted assigns pursuant to the Encinitas Purchase, and to the admittance of the Company as an Encinitas Limited Partner in respect of such transferred Encinitas Limited Partner Interests.


                                  ARTICLE III.
                             THE PRODUCTION MERGER

         SECTION 3.1 THE PRODUCTION MERGER. Subject to the terms and conditions of this Agreement, at the Production Effective Time (as defined in Section 3.3), Production shall be merged with and into the Company in accordance with the Plan or Merger attached hereto as Exhibit A (the "Production Plan of Merger"), which is hereby made a part hereof and incorporated herein by reference, and the separate existence of Production shall thereupon cease. The Company shall be the surviving corporation in the Production Merger and shall continue to be governed by the laws of the State of Texas, and the separate existence of the Company with all its rights, privileges, immunities, and franchises shall continue unaffected by the Production Merger. The Production Merger shall have the effect specified in the Texas Business Corporation Act (the "TBCA") with respect to Production and with respect to the Surviving Corporation.

         SECTION 3.2 CLOSING. The closing of the Production Merger (the "Production Merger Closing"), if consummated, shall take place at the offices of Baker & Botts, L.L.P., 910 Louisiana, Houston, Texas 77002 (or at such other place as the parties hereto shall mutually agree), on the Closing Date, provided that the conditions set forth in Sections 14.1, 14.3 and 14.7 shall have been fulfilled or waived in accordance with this Agreement.

         SECTION 3.3 PRODUCTION EFFECTIVE TIME.   At the Production Closing,
Production and the Company will cause the Articles of Merger, including the Production Plan of Merger incorporated by reference therein, to be filed with the Secretary of State of the State of Texas as required by, and executed in accordance with, the TBCA. The Production Merger shall become effective at the time (the "Production Effective Time") specified in the Production Plan of Merger.

         SECTION 3.4 CONVERSION OF SHARES. As provided in the Production Plan of Merger:

         (a) at the Production Effective Time, by virtue of the Production Merger and without any action on the part of the holder of any share of Common Stock or capital stock of Production:

                 (i) subject to Section 3.4(b) and Article VII of the Production Plan of Merger, each share of common stock of Production ("Production Common Stock") outstanding immediately prior to the Production Effective Time, other than Production Common Stock that is to be canceled pursuant to Section 3.4(a)(ii), shall be converted into and represent the right to receive the Production Merger Consideration, payable as provided in Section 3.5;

                 (ii) each share of Production Common Stock that is held by Production or any subsidiary thereof as treasury stock immediately prior to the Production Effective Time shall be canceled, and no payment shall be made with respect thereto; and

                 (iii) each share of Common Stock outstanding immediately prior to the Production Effective Time shall remain outstanding and continue unchanged as one share of Common Stock; and

         (b) no fractional shares of Common Stock shall be issued in the Production Merger, and each holder of shares of Production Common Stock will be issued a whole share of Common Stock in lieu of any fractional share interest to which such holder would otherwise be entitled.

         SECTION 3.5 SURRENDER AND EXCHANGE OF SHARES. (a) Promptly after the Production Effective Time, the Surviving Corporation will send to each recordholder of shares of Production Common Stock immediately prior to the Production Effective Time (i) a letter of transmittal for use in exchanging certificates representing shares of Production Common Stock for the Production Merger Consideration and (ii) instructions for use in effecting the surrender of the certificates representing shares of Production Common Stock in exchange for certificates representing shares of Common Stock. Upon surrender of certificates for Production Common Stock for cancellation to the Surviving Corporation, together with a duly executed letter of transmittal and such other documents as the Surviving Corporation shall reasonably require, the holder of such certificates shall be entitled to receive in exchange therefor a certificate representing that number of whole shares of Common Stock into which the shares of Production Common Stock theretofore represented by the certificates for Production Common Stock so surrendered shall have been converted pursuant to the provisions of Section 3.4, and the certificates for Production Common Stock so surrendered shall be canceled. The letter of transmittal shall (x) specify, among other things, that delivery shall be effected, and risk of loss and title to the Production Common Stock shall pass, only upon actual delivery of the certificates for shares of Production Common Stock to the Surviving Corporation, (y) include provisions ensuring the rights of each party hereunder including customary provisions and a statement that satisfies the requirements of Treas. Reg. Section 1.1445-2(b)(2) certifying that the holder submitting such letter of transmittal is not a "foreign person" and provide that if such statement is not made, appropriate tax withholding will be made from the Production Merger Consideration and (z) include the representations and warranties set forth on Exhibit B hereto and other provisions to ensure that the receipt by such holder of shares of Common Stock otherwise complies with Regulation D promulgated under the Securities Act and other applicable laws.

         (b) Until surrendered in accordance with the terms hereof, each certificate for shares of Production Common Stock shall after the Production Effective Time represent for all purposes only the right to receive the Production Merger Consideration. Unless and until so surrendered, no dividends or other distributions payable to the holders of Common Stock, as to any time on or after the Production Effective Time, will be paid to the holder of such outstanding certificates.

         (c) From and after the Production Effective Time, there shall be no further registration of transfers on the books of Production of shares of Production Common Stock that were outstanding immediately prior to the Production Effective Time.

         (d) Notwithstanding the foregoing, the Surviving Corporation shall not be liable to any holder of shares of Production Common Stock for any amount paid to a public official pursuant to applicable abandoned property laws. Any amounts remaining unclaimed by holders of shares of Production Common Stock three years after the Production Effective Time (or such earlier date immediately prior to such time as such amounts would otherwise escheat to or become property of any governmental entity) shall, to the extent permitted by applicable law, become the property of the Surviving Corporation free and clear of any claims or interests of any person previously entitled thereto.


                                  ARTICLE IV.
                              THE ENCINITAS MERGER

         SECTION 4.1 THE ENCINITAS MERGER. Subject to the terms and conditions of this Agreement, at the Encinitas Effective Time (as defined in Section 4.3), Encinitas shall be merged with and into the Company in accordance with the Plan of Merger attached hereto as Exhibit C (the "Encinitas Plan of Merger"), which is hereby made a part hereof and incorporated herein by reference and the separate existence of Encinitas shall thereupon cease. The Company shall be the surviving corporation in the Encinitas Merger and shall continue to be governed by the laws of the State of Texas, and the separate existence of the Company with all its rights, privileges, immunities, and franchises shall continue unaffected by the Encinitas Merger. The Encinitas Merger shall have the effect specified in the Texas Revised Limited Partnership Act (the "TRLPA") and the TBCA, respectively, with respect to Encinitas and with respect to the Surviving Corporation.

         SECTION 4.2 CLOSING. The closing of the Encinitas Merger (the "Encinitas Merger Closing"), if consummated, shall take place at the offices of Baker & Botts, L.L.P., 910 Louisiana, Houston, Texas 77002 (or at such other place as the parties hereto shall mutually agree), on the Closing Date, provided that the conditions set forth in Sections 14.1, 14.4 and 14.7 shall have been fulfilled or waived in accordance with this Agreement.

         SECTION 4.3 EFFECTIVE TIME.   At the Encinitas Closing, Encinitas and
the Company will cause the Articles of Merger, including the Encinitas Plan of Merger incorporated by reference therein, to be filed with the Secretary of State of the State of Texas as required by, and executed in accordance with, the TRLPA and the TBCA. The Encinitas Merger shall become effective at the time (the "Encinitas Effective Time") specified in the Encinitas Plan of Merger.

         SECTION 4.4 CONVERSION OF PARTNERSHIP INTERESTS. As provided in the Encinitas Plan of Merger:

         (a) at the Encinitas Effective Time, by virtue of the Encinitas Merger and without any action on the part of the holder of any share of Common Stock or partnership interest of Encinitas:

                 (i) subject to Section 4.4(b), all of the Encinitas Limited Partner Interests outstanding immediately prior to the Encinitas Effective Time, other than Encinitas Limited Partner Interests that are to be canceled pursuant to Section 4.4(a)(ii), shall be converted into and represent the right to receive the Encinitas Merger Consideration, payable to the holder of such Encinitas Limited Partner Interests as provided in Section 4.5;

                 (ii) any Encinitas Limited Partner Interests outstanding immediately prior to the Encinitas Effective Time that are held by Encinitas or any subsidiary thereof or by the Company (pursuant to the Encinitas Purchase or otherwise) shall be canceled, and no payment shall be made with respect thereto;

                 (iii) all general partner interests in Encinitas outstanding immediately prior to the Encinitas Effective Time shall be canceled, and no payment shall be made with respect thereto; and

                 (iv) each share of Common Stock outstanding immediately prior to the Encinitas Effective Time shall remain outstanding and continue unchanged as one share of Common Stock; and

         (b) no fractional shares of Common Stock shall be issued in the Encinitas Merger, and each holder of Encinitas Limited Partner Interests will be issued the whole number of shares of Common Stock nearest to the number of shares to which such holder would otherwise be entitled.

         SECTION 4.5 SURRENDER AND EXCHANGE OF PARTNERSHIP INTERESTS. (a) Promptly after the Encinitas Effective Time, the Surviving Corporation will send to each recordholder of Encinitas

Limited Partner Interests immediately prior to the Encinitas Effective Time a letter of transfer for use in delivery to such holder of the Encinitas Merger Consideration. Upon delivery of a duly executed letter of transfer and such other documents as the Surviving Corporation shall reasonably require, the holder of such Encinitas Limited Partner Interests shall be entitled to receive a certificate representing that number of whole shares of Common Stock into which the Encinitas Limited Partner Interests shall have been converted pursuant to the provisions of Section 4.4. The letter of transfer shall (x) specify, among other things, that delivery shall be effected only upon actual delivery of the letter of transfer to the Surviving Corporation, (y) include provisions ensuring the rights of each party hereunder including customary provisions and a statement that satisfies the requirements of Treas. Reg.
Section 1.1445-2(b)(2) certifying that the holder submitting such letter of transfer is not a "foreign person" and provide that if such statement is not made, appropriate tax withholding will be made from the Encinitas Merger Consideration and (z) include the representations and warranties set forth on Exhibit B hereto and other provisions to ensure that the receipt by such holder of shares of Common Stock otherwise complies with Regulation D promulgated under the Securities Act and other applicable laws.

         (b) Until a letter of transfer with respect to each Encinitas Limited Partner Interest is accepted by the Company in accordance with the terms hereof, Encinitas Limited Partner Interests shall after the Encinitas Effective Time represent for all purposes only the right to receive the Encinitas Merger Consideration. Unless and until so surrendered, no dividends or other distributions payable to the holders of Common Stock, as to any time on or after the Encinitas Effective Time, will be paid to the holder of such Encinitas Limited Partner Interests.

         (c) From and after the Encinitas Effective Time, there shall be no further registration of transfers on the books of Encinitas of Encinitas Limited Partner Interests that were outstanding immediately prior to the Encinitas Effective Time.

         (d) Notwithstanding the foregoing, the Surviving Corporation shall not be liable to any holder of Encinitas Limited Partner Interests for any amount paid to a public official pursuant to applicable abandoned property laws. Any amounts remaining unclaimed by holders of Encinitas Limited Partner Interests three years after the Encinitas Effective Time (or such earlier date immediately prior to such time as such amounts would otherwise escheat to or become property of any governmental entity) shall, to the extent permitted by applicable law, become the property of the Surviving Corporation free and clear of any claims or interests of any person previously entitled thereto.

         SECTION 4.6 NO DISSENTERS' RIGHTS. Encinitas Limited Partners shall have no appraisal, dissenters' or similar rights in connection with the Encinitas Merger.

                                   ARTICLE V.
                               THE LA ROSA MERGER

         SECTION 5.1 THE LA ROSA MERGER. Subject to the terms and conditions of this Agreement, at the La Rosa Effective Time (as defined in Section 5.3), La Rosa shall be merged with and into the Company in accordance with the Plan of Merger attached hereto as Exhibit D (the "La Rosa Plan of Merger"), which is hereby made a part hereof and incorporated herein by reference, and the separate existence of La Rosa shall thereupon cease. The Company shall be the surviving corporation in the La Rosa Merger and shall continue to be governed by the laws of the State of Texas, and the separate existence of the Company with all its rights, privileges, immunities, and franchises shall continue unaffected by the La Rosa Merger. The La Rosa Merger shall have the effect specified in the TRLPA and the TBCA, respectively, with respect to La Rosa and with respect to the Surviving Corporation.

         SECTION 5.2 CLOSING. The closing of the La Rosa Merger (the "La Rosa Merger Closing"), if consummated, shall take place at the offices of Baker & Botts, L.L.P., 910 Louisiana, Houston, Texas 77002 (or at such other place as the parties hereto shall mutually agree), on the Closing Date, provided that the conditions set forth in Sections 14.1, 14.5 and 14.7 shall have been fulfilled or waived in accordance with this Agreement.

         SECTION 5.3 EFFECTIVE TIME.   At the La Rosa Closing, La Rosa and the
Company will cause the Articles of Merger, including the La Rosa Plan of Merger incorporated by reference therein, to be filed with the Secretary of State of the State of Texas as required by, and executed in accordance with, the TRLPA and the TBCA. The La Rosa Merger shall become effective at the time (the "La Rosa Effective Time") specified in the La Rosa Plan of Merger.

         SECTION 5.4 CONVERSION OF PARTNERSHIP INTERESTS. As provided in the La Rosa Plan of Merger:

         (a) at the La Rosa Effective Time, by virtue of the La Rosa Merger and without any action on the part of the holder of any share of Common Stock or partnership interest of La Rosa:

                 (i) subject to Section 5.4(b), all of the La Rosa Limited Partner Interests outstanding immediately prior to the La Rosa Effective Time, other than La Rosa Limited Partner Interests that are to be canceled pursuant to Section 5.4(a)(ii), shall be converted into and represent the right to receive the La Rosa Merger Consideration, payable to the holder of such La Rosa Limited Partner Interests as provided in Section 5.5;

                 (ii) any La Rosa Limited Partner Interests outstanding immediately prior to the La Rosa Effective Time that are held by La Rosa or any subsidiary thereof or by the Company shall be canceled, and no payment shall be made with respect thereto;

                 (iii) all general partner interests in La Rosa outstanding immediately prior to the La Rosa Effective Time shall be canceled, and no payment shall be made with respect thereto; and

                 (iv) each share of Common Stock outstanding immediately prior to the La Rosa Effective Time shall remain outstanding and continue unchanged as one share of Common Stock; and

         (b) no fractional shares of Common Stock shall be issued in the La Rosa Merger, and each holder of La Rosa Limited Partner Interests will be issued the whole number of shares of Common Stock nearest to the number of shares to which such holder would otherwise be entitled.

         SECTION 5.5 SURRENDER AND EXCHANGE OF PARTNERSHIP INTERESTS. (a) Promptly after the La Rosa Effective Time, the Surviving Corporation will send to each recordholder of La Rosa Limited Partner Interests immediately prior to the La Rosa Effective Time a letter of transfer for use in delivery to such holder of the La Rosa Merger Consideration. Upon delivery of a duly executed letter of transfer and such other documents as the Surviving Corporation shall reasonably require, the holder of such La Rosa Limited Partner Interests shall be entitled to receive a certificate representing that number of whole shares of Common Stock into which the La Rosa Limited Partner Interests shall have been converted pursuant to the provisions of Section 5.4. The letter of transfer shall (x) specify, among other things, that delivery shall be effected only upon actual delivery of the letter of transfer to the Surviving Corporation, (y) include provisions ensuring the rights of each party hereunder including customary provisions and a statement that satisfies the requirements of Treas. Reg. Section 1.1445-2(b)(2) certifying that the holder submitting such letter of transfer is not a "foreign person" and provide that if such statement is not made, appropriate tax withholding will be made from the La Rosa Merger Consideration and (z) include the representations and warranties set forth on Exhibit B hereto and other provisions to ensure that the receipt by such holder of shares of Common Stock otherwise complies with Regulation D promulgated under the Securities Act and other applicable laws.

         (b) Until a letter of transfer with respect to each La Rosa Limited Partner Interest is accepted by the Company in accordance with the terms hereof, La Rosa Limited Partner Interests shall after the La Rosa Effective Time represent for all purposes only the right to receive the La Rosa Merger Consideration. Unless and until so surrendered, no dividends or other distributions payable to the holders of Common Stock, as to any time on or after the La Rosa Effective Time, will be paid to the holder of such La Rosa Limited Partner Interests.

         (c) From and after the La Rosa Effective Time, there shall be no further registration of transfers on the books of La Rosa of La Rosa Limited Partner Interests that were outstanding immediately prior to the La Rosa Effective Time.

         (d) Notwithstanding the foregoing, the Surviving Corporation shall not be liable to any holder of La Rosa Limited Partner Interests for any amount paid to a public official pursuant to applicable abandoned property laws. Any amounts remaining unclaimed by holders of La Rosa Limited Partner Interests three years after the La Rosa Effective Time (or such earlier date immediately prior to such time as such amounts would otherwise escheat to or become property of any governmental entity) shall, to the extent permitted by applicable law, become the property of the Surviving Corporation free and clear of any claims or interests of any person previously entitled thereto.

         SECTION 5.6 NO DISSENTERS' RIGHTS. La Rosa Limited Partners shall have no appraisal, dissenters' or similar rights in connection with the La Rosa Merger.


                                  ARTICLE VI.
                          THE CARRIZO PARTNERS MERGER

         SECTION 6.1 THE CARRIZO PARTNERS MERGER. Subject to the terms and conditions of this Agreement, at the Carrizo Partners Effective Time (as defined in Section 6.3), Carrizo Partners shall be merged with and into the Company in accordance with the Plan of Merger attached hereto as Exhibit E (the "Carrizo Partners Plan of Merger"), which is hereby incorporated herein by reference, and the separate existence of Carrizo Partners shall thereupon cease. The Company shall be the surviving corporation in the Carrizo Partners Merger and shall continue to be governed by the laws of the State of Texas, and the separate existence of the Company with all its rights, privileges, immunities, and franchises shall continue unaffected by the Carrizo Partners Merger. The Carrizo Partners Merger shall have the effect specified in the TRLPA and the TBCA, respectively, with respect to Carrizo Partners and with respect to the Surviving Corporation.

         SECTION 6.2 CLOSING. The closing of the Carrizo Partners Merger (the "Carrizo Partners Merger Closing"), if consummated, shall take place at the offices of Baker & Botts, L.L.P., 910 Louisiana, Houston, Texas 77002 (or at such other place as the parties hereto shall mutually agree), on the Closing Date, provided that the conditions set forth in Sections 14.1, 14.6 and 14.7 shall have been fulfilled or waived in accordance with this Agreement.

         SECTION 6.3 EFFECTIVE TIME. At the Carrizo Partners Closing, Carrizo Partners and the Company will cause the Articles of Merger, including the Carrizo Partners Plan of Merger incorporated by reference therein, to be filed with the Secretary of State of the State of Texas as required by, and executed in accordance with, the TRLPA and the TBCA. The Carrizo Partners Merger shall become effective at the time (the "Carrizo Partners Effective Time") specified in the Carrizo Partners Plan of Merger.

         SECTION 6.4 CONVERSION OF PARTNERSHIP INTERESTS. As provided in the Carrizo Partners Plan of Merger:

         (a) at the Carrizo Partners Effective Time, by virtue of the Carrizo Partners Merger and without any action on the part of the holder of any share of Common Stock or partnership interest of Carrizo Partners:

                 (i) subject to Section 6.4(b), all of the Carrizo Partners Limited Partner Interests outstanding immediately prior to the Carrizo Partners Effective Time, other than Carrizo Partners Limited Partner Interests that are to be canceled pursuant to Section 6.4(a)(ii), shall be converted into and represent the right to receive the Carrizo Partners Merger Consideration, payable to the holder of such Carrizo Partners Limited Partner Interests as provided in Section 6.5;

                 (ii) any Carrizo Partners Limited Partner Interests outstanding immediately prior to the Carrizo Partners Effective Time that are held by Carrizo Partners or any subsidiary thereof or by the Company shall be canceled, and no payment shall be made with respect thereto;

                 (iii) all general partner interests in Carrizo Partners outstanding immediately prior to the Carrizo Partners Effective Time shall be canceled, and no payment shall be made with respect thereto; and

                 (iv) each share of Common Stock outstanding immediately prior to the Carrizo Partners Effective Time shall remain outstanding and continue unchanged as one share of Common Stock; and

         (b) no fractional shares of Common Stock shall be issued in the Carrizo Partners Merger, and each holder of Carrizo Partners Limited Partner Interests will be issued the whole number of shares of Common Stock nearest to the number of shares to which such holder would otherwise be entitled.

         SECTION 6.5 SURRENDER AND EXCHANGE OF PARTNERSHIP INTERESTS. (a) Promptly after the Carrizo Partners Effective Time, the Surviving Corporation will send to each recordholder of Carrizo Partners Limited Partner Interests immediately prior to the Carrizo Partners Effective Time a letter of transfer for use in delivery to such holder of the Carrizo Partners Merger Consideration. Upon delivery of a duly executed letter of transfer and such other documents as the Surviving Corporation shall reasonably require, the holder of such Carrizo Partners Limited Partner Interests shall be entitled to receive a certificate representing that number of whole shares of Common Stock into which the Carrizo Partners Limited Partner Interests shall have been converted pursuant to the provisions of Section 4.7. The letter of transfer shall (x) specify, among other things, that delivery shall be effected only upon actual delivery of the letter of transfer to the Surviving Corporation,
(y) include provisions ensuring the rights of each party hereunder including customary provisions and a statement that satisfies the requirements of Treas. Reg. Section 1.1445-2(b)(2) certifying that the holder submitting such letter of transfer is not a "foreign person" and provide that if such statement is not made, appropriate tax withholding will be made from the Carrizo Partners Merger Consideration and (z) include the representations and warranties set forth on Exhibit B hereto and a statement that the holder submitting such letter of transfer is an Accredited Investor and other provisions to ensure that the receipt by such holder of shares of Common Stock otherwise complies with Regulation D promulgated under the Securities Act and other applicable laws.

         (b) Until a letter of transfer with respect to each Carrizo Partners Limited Partner Interest is accepted by the Company in accordance with the terms hereof, Carrizo Partners Limited Partner Interests shall after the Carrizo Partners Effective Time represent for all purposes only the right to receive the Carrizo Partners Merger Consideration. Unless and until so surrendered, no dividends or other distributions payable to the holders of Common Stock, as to any time on or after the Carrizo Partners Effective Time, will be paid to the holder of such Carrizo Partners Limited Partner Interests.

         (c) From and after the Carrizo Partners Effective Time, there shall be no further registration of transfers on the books of Carrizo Partners of Carrizo Partners Limited Partner Interests that were outstanding immediately prior to the Carrizo Partners Effective Time.

         (d) Notwithstanding the foregoing, the Surviving Corporation shall not be liable to any holder of Carrizo Partners Limited Partner Interests for any amount paid to a public official pursuant to applicable abandoned property laws. Any amounts remaining unclaimed by holders of Carrizo Partners Limited Partner Interests three years after the Carrizo Partners Effective Time (or such earlier date immediately prior to such time as such amounts would otherwise escheat to or become property of any governmental entity) shall, to the extent permitted by applicable law, become the property of the Surviving Corporation free and clear of any claims or interests of any person previously entitled thereto.

         SECTION 6.6 NO DISSENTERS' RIGHTS. Carrizo Partners Limited Partners shall have no appraisal, dissenters' or similar rights in connection with the Carrizo Partners Merger.


                                  ARTICLE VII.
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants the following to each of the other parties hereto. Except as set forth in the Offering Memorandum:

         SECTION 7.1 ORGANIZATION; QUALIFICATION. The Company is a corporation duly organized under the TBCA and is validly existing and in good standing under the laws of the State of Texas. The Company has all requisite corporate power and authority to own, operate or lease its properties and to carry on its business as now being conducted.

         SECTION 7.2 CAPITALIZATION OF THE COMPANY. The authorized capital stock of the Company consists solely of 40,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, par value $0.01 per share. As of the date hereof (taking into account the 521-for-one stock split that has been approved by the Board of Directors of the Company) 5,210,000 shares of Common Stock and no shares of preferred stock are outstanding, as well as outstanding options to purchase 208,400 shares of Common Stock. All outstanding shares of capital stock of the Company are, and the shares of Common Stock to be issued pursuant to this Agreement, when issued in accordance with the terms hereof and thereof, will be, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights.

         SECTION 7.3 NO CONFLICTS. Subject to the Company Shareholder Approval (as defined in Section 13.1), consummation of the transactions contemplated hereby and compliance with the terms and provisions of this Agreement will not conflict with, result in a breach of, require notice under or constitute a default under either the Company's Articles of Incorporation or Bylaws or any judgment, order, injunction, decree or ruling of any court or governmental authority or under any material agreement, indenture or instrument to which the Company is a party. No consent, approval, order or authorization of, or registration, declaration or filing with, any court or governmental authority or other third party is required on the part of the Company in connection with the execution and delivery of this Agreement or for the consummation by the Company of the transactions contemplated by this Agreement, other than the Company Shareholder Approval and filings with the Secretary of State of the State of Texas in connection with the Mergers or filings pursuant to federal or state securities laws.

         SECTION 7.4 AUTHORITY AND AUTHORIZATION; BINDING EFFECT. The Company has all requisite corporate power and authority to execute and deliver this Agreement and, subject to the Company Shareholder Approval, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and, subject to the Company Shareholder Approval, the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

         SECTION 7.5 LITIGATION, ETC. (a) There is no action, claim or proceeding pending or, to the knowledge of the Company, threatened to which the Company is or would be party before any court or governmental authority acting in an adjudicative capacity or any arbitration or arbitration tribunal with respect to which there is a reasonable likelihood of a determination having, or which, insofar as reasonably can be foreseen, in the future would have a material adverse effect on the Company, (b) the Company is not subject to any outstanding order, writ, injunction or decree having, or which, insofar as reasonably can be foreseen, in the future would have a material adverse effect on the Company, and (c) since its formation, there have been no claims made or actions or proceedings brought against any officer or director of the Company arising out of or pertaining to any action or omission within the scope of his employment or position with the Company, which claim, action or proceeding is material to the Company.

         SECTION 7.6 FINANCIAL STATEMENTS OF THE COMPANY. Each of the balance sheets of the Company included in the Offering Memorandum (including the related notes and schedules) fairly presents, in all material respects, the financial position of the Company as of its date, and each of the statements of income and changes in financial position included in the Offering Memorandum (including any related notes and schedules) fairly presents the results of operations, shareholders' equity, retained earning and changes in financial position, as the case may be, of the Company for the periods set forth therein (subject, in the case of unaudited statements, to normal year-end audit adjustments not material in amount of effect), in each case in accordance with generally accepted accounting principles consistently applied during the periods involved, except as may be noted therein. Since December 31, 1996, no dividends, distributions, repurchases of interests or any other payment has been made to any equityholder of the Company as such. The Company did not have on December 31, 1996 or the date of any subsequent balance sheet of the Company, any material contingent liabilities, liabilities for taxes, obligations, guarantees or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in the balance sheet, including the notes thereto, of the Company as of said date. Since December 31, 1996, there has been no material adverse change in the financial condition, assets or operation of the business of the Company.

         SECTION 7.7 COMPLIANCE WITH LAWS. The operations of the Company do not violate any federal, state, local or other laws or regulations or any order or requirement of any court or governmental agency or authority in any material respect, including without limitation those laws, regulations, orders or requirements relating to environment or health. Such operations are not subject to any existing, pending or, to the knowledge of the Company, threatened action, suit, investigation, inquiry or proceeding by or before any court or governmental agency or authority under any federal, state or local environmental law, rule or regulation, except in each case for any matter that would not have a material adverse effect on the Company.


                                 ARTICLE VIII.
                 REPRESENTATIONS AND WARRANTIES OF THE FOUNDERS

         Each of the Founders hereby represents and warrants the following to the Company (with each Founder making representations and warranties solely with respect to that Founder). Except as set forth on the Founders Disclosure Schedule, attached hereto as Exhibit F:

         SECTION 8.1 OWNERSHIP. The Founders Disclosure Schedule sets forth the true and correct Encinitas Limited Partner Interests owned by such Founder. The Founder owns its Encinitas Limited Partner Interest free and clear of all Liens.

         SECTION 8.2 NO CONFLICTS. Consummation of the transactions contemplated hereby and compliance with the terms and provisions of this Agreement will not conflict with, result in a breach of, require notice or consent under or constitute a default under any judgment, order, injunction, decree or ruling of any court or governmental authority or under any material agreement, indenture or instrument to which the Founder is a party. No consent, approval, order or authorization of, or registration, declaration or filing with, any court or governmental authority or other third party is required on the part of the Founder in connection with the execution and delivery of this Agreement or for the consummation of the transactions contemplated by this Agreement.

         SECTION 8.3 AUTHORITY AND AUTHORIZATION; BINDING EFFECT. The Founder has all requisite authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Founder and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a valid and binding obligation of the Founder enforceable against the Founder in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

         SECTION 8.4 EXPERIENCE; STATUS. (a) The Founder has experience in analyzing and investing in companies like the Company and is capable of evaluating the merits and risks of his investment in the Company and has the capacity to protect his own interests. To the extent necessary, the Founder has retained, at his own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of the Combination Transactions, or any part thereof, and owning Shares, it being understood that the Company has not retained legal or financial advisors on behalf of the Founder.

         (b) The Founder is an Accredited Investor, is able to bear the economic risk of his investment in the Shares and has sufficient net worth to sustain a loss of his entire investment in the Company without economic hardship if such loss should occur.

         SECTION 8.5 ACCESS TO COMPANY INFORMATION. (a) The Founder has had an opportunity to discuss the Company's business, management and financial affairs with the members of the Company's management and has had the opportunity to review the Company's facilities. The Founder has also had an opportunity to ask questions of the officers of the Company, which questions were answered to his satisfaction. The Founder acknowledges that he is familiar with all aspects of the Company's business.

         (b) The Founder has received and carefully reviewed a copy of the Offering Memorandum. The Founder understands that information in such Offering Memorandum is preliminary and subject to change. The Founder acknowledges that he has reviewed the information in such Offering Memorandum solely for general background purposes and that, in particular, information with respect to the Offering and the Combination Transactions is expected to change prior to the Closing. The Founder recognizes that he will receive no supplement or amendment to such Offering Memorandum. The Founder acknowledges that his investment decision is based primarily on his familiarity with the assets the Company currently owns and is expected to acquire and the Company's management.

         (c) The Founder has received no representations or warranties from the Company, or its employees, affiliates, attorneys, accountants or agents, except as set forth in this Agreement.

         (d) The Founder understands that the purchase of the Shares involves numerous risks, including those outlined in the Offering Memorandum.

         SECTION 8.6 INVESTMENT PURPOSES; RULE 144. (a) The Founder is acquiring Shares solely for investment for his own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. The Founder understands that the Shares have not been registered under the Securities Act or applicable state and other securities laws by reason of a specific exemption from the registration provisions of the Securities Act and applicable state and other securities laws, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Founders' representations as expressed herein. The Founder understands that the Company is relying, in part, upon the representations and warranties contained in this Agreement for the purpose of determining whether the Combination Transactions meet the requirements for such exemptions.

         (b) The Founder acknowledges and understands that he must bear the economic risk of his investment in the Shares for an indefinite period of time because the Shares must be held indefinitely unless subsequently registered under the Securities Act and applicable state and other securities laws or unless an exemption from such registration is available. The Founder understands that, except as described in the Offering Memorandum, the Company has not agreed to and does not plan to file a registration statement to register the resale of the Shares under the Securities Act.

         (c) The Founder is aware of the current provisions of Rule 144 promulgated under the Securities Act ("Rule 144") which permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions, including among other things, the existence of a public market for the securities, the availability of certain current public information about the issuer of the securities, the resale occurring not less than one year after a party has purchased from an issuer or its affiliate and paid the full purchase price for the securities to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of securities being sold during any three-month period not exceeding specified limitations. The Founder understands that any transfer agent of the Company will be issued stop-transfer instructions with respect to such Shares unless such transfer is subsequently registered under the Securities Act and applicable state and other securities laws or unless an exemption from such registration is available. The Founder understands that for purposes of Rule 144, he will be deemed an affiliate of the Company.

         (d) The Founder acknowledges and agrees that the foregoing representations are true as of the date hereof, the time of receipt of Shares and the time of the vote on and effective time of any merger or other transaction that resulted in the issuance of Shares.

         SECTION 8.7 ADDITIONAL RESTRICTION ON TRANSFER. The Founder has received a copy of the Amended and Restated Bylaws of the Company and understands that the Shares will be subject to the restrictions on transfer contained in Article I of such Bylaws. The Founder also acknowledges the restrictions on transfer of the Shares in Section 16.3 of this Agreement.


                                  ARTICLE IX.
                  REPRESENTATIONS AND WARRANTIES OF PRODUCTION

         Production hereby represents and warrants the following to the Company. Except as set forth on the Production Disclosure Schedule, attached hereto as Exhibit G:

         SECTION 9.1 ORGANIZATION; QUALIFICATION. Production is a corporation duly organized under the TBCA and is validly existing and in good standing under the laws of the State of Texas. Production has all requisite corporate power and authority to own, operate or lease its properties and to carry on its business as now being conducted.

         SECTION 9.2 CAPITALIZATION. The authorized capital stock of Production consists solely of 100,000 shares of common stock, par value $0.01 per share, of which 4,900 shares are outstanding as of the date hereof and will be outstanding as of the Production Effective Time. Production does not, and will not as of the Closing Date, have any outstanding subscriptions, options or other arrangements or commitments obligating it to issue any additional shares of capital stock. All outstanding shares of capital stock of Production are duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights.

         SECTION 9.3 NO CONFLICTS. Subject to the Production Shareholder Approval (as defined in Section 13.1), consummation of the transactions contemplated hereby and compliance with the terms and provisions of this Agreement will not conflict with, result in a breach of, require notice or consent under or constitute a default under Production's Articles of Incorporation or Bylaws or any judgment, order, injunction, decree or ruling of any court or governmental authority or under any material agreement, indenture or instrument to which Production is a party. No consent, approval, order or authorization of, or registration, declaration or filing with, any court or governmental authority or other third party is required on the part of Production in connection with the execution and delivery of this Agreement or for the consummation by Production of the transactions contemplated by this Agreement other than the Production Shareholder Approval and filings with the Secretary of State of the State of Texas in connection with the Production Merger.

         SECTION 9.4 AUTHORITY AND AUTHORIZATION; BINDING EFFECT. Production has all requisite corporate power and authority to execute and deliver this Agreement and, subject to the Production

Shareholder Approval, to consummate the transactions involving Production contemplated hereby. The execution and delivery of this Agreement and, subject to the Production Shareholder Approval, the consummation of the transactions by Production contemplated hereby have been duly authorized by all necessary corporate action on the part of Production. This Agreement has been duly executed and delivered by Production and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a valid and binding obligation of Production enforceable against Production in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

         SECTION 9.5 LITIGATION, ETC. (a) There is no action, claim, or proceeding pending or, to the knowledge of Production, threatened, to which Production is or would be a party before any court or governmental authority acting in an adjudicative capacity or any arbitrator or arbitration tribunal with respect to which there is a reasonable likelihood of a determination having, or which, insofar as reasonably can be foreseen, in the future would have a material adverse effect on Production, (b) Production is not subject to any outstanding order, writ, injunction or decree having, or which, insofar as reasonably can be foreseen, in the future would have a material adverse effect on Production, and (c) there have been no claims made or actions or proceedings brought against any officer or director of Production arising out of or pertaining to any action or omission within the scope of his employment or position with Production, which claim, action or proceeding is material to Production.

         SECTION 9.6 FINANCIAL STATEMENTS OF PRODUCTION. Each of the balance sheets of Production included in the Offering Memorandum (including the related notes and schedules) fairly presents, in all material respects, the financial position of Production as of its date, and each of the statements of income and changes in financial position included in the Offering Memorandum (including any related notes and schedules) fairly presents the results of operations, stockholders' equity, retained earning and changes in financial position, as the case may be, of Production for the periods set forth therein (subject, in the case of unaudited statements, to normal year-end audit adjustments not material in amount of effect), in each case in accordance with generally accepted accounting principles consistently applied during the periods involved, except as may be noted therein. Since December 31, 1996, no dividends, distributions, repurchases of interests or any other payment has been made to any equityholder of Production as such. Production did not have on December 31, 1996 or the date of any subsequent balance sheet of Production, any material contingent liabilities, liabilities for taxes, obligations, guarantees or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in the balance sheet, including the notes thereto, of Production as of said date. Since December 31, 1996, there has been no material adverse change in the financial condition, assets or operation of the business of Production.

         SECTION 9.7 OWNERSHIP OF ENCINITAS. Production owns its general partner interest in Encinitas free and clear of all Liens.

         SECTION 9.8 COMPLIANCE WITH LAWS. The operations of Production do not violate any federal, state, local or other laws or regulations or any order or requirement of any court or governmental agency or authority in any material respect, including without limitation those laws, regulations, orders or requirements relating to environment or health. Such operations are not subject to any existing, pending or, to the knowledge of Production, threatened action, suit, investigation, inquiry or proceeding by or before any court or governmental agency or authority under any federal, state or local environmental law, rule or regulation, except in each case for any matter that would not have a material adverse effect on Production.

         SECTION 9.9 LIMITED PARTNERS. To the knowledge of Production, as the general partner of Encinitas, all of the Encinitas Limited Partners are Accredited Investors.


                                   ARTICLE X.
                  REPRESENTATIONS AND WARRANTIES OF ENCINITAS

         Encinitas hereby represents and warrants the following to the Company. Except as set forth on the Encinitas Disclosure Schedule, attached hereto as Exhibit H:

         SECTION 10.1 FORMATION; QUALIFICATION. Encinitas is a limited partnership duly formed under Texas law and is validly existing and in good standing under the laws of the State of Texas. Encinitas has all requisite partnership power and authority to own, operate or lease its properties and to carry on its business as now being conducted.

         SECTION 10.2 CAPITALIZATION. Production is the sole general partner of Encinitas and owns all the general partner interests in Encinitas free and clear of all Liens. All the outstanding limited and general partner interests of Encinitas are duly authorized, validly issued, fully paid to the extent required under the Encinitas Partnership Agreement and nonassessable (except as provided by Texas partnership law) and were issued free of preemptive rights. Encinitas does not, and will not as of the Closing Date, have any outstanding subscriptions, options or other arrangements or commitments obligating Encinitas to issue any additional limited or general partner interests. Immediately prior to the Encinitas Effective Time, there will be no outstanding interests in Encinitas other than those set forth in the Encinitas Partnership Agreement, a true and correct copy of which has heretofore been delivered to the Company.

         SECTION 10.3 NO CONFLICTS. Assuming the Encinitas Approvals, consummation of the transactions contemplated hereby and compliance with the terms and provisions of this Agreement will not materially conflict with, result in a material breach of, require notice or consent under or constitute a material breach under the Encinitas Partnership Agreement or the certificate of limited partnership of Encinitas or any judgment, order, injunction, decree or ruling of any court or governmental authority or under any material agreement, indenture or instrument to which Encinitas or the general partner of Encinitas is a party. No consent, approval, order or authorization of, or registration, declaration or filing with, any court or governmental authority or other third party is required on the part of Encinitas or the general partner of Encinitas in connection with the execution and delivery of this Agreement or for the consummation by Encinitas of the transactions contemplated by this Agreement, other than the Encinitas Approvals. There are no agreements or arrangements regarding the management or internal governance of Encinitas or relating to the allocation of its assets, revenues or costs other than the Encinitas Partnership Agreement.


         SECTION 10.4 AUTHORITY AND AUTHORIZATION; BINDING EFFECT. Encinitas has all requisite partnership power and authority to enter into and, subject to the Encinitas Approvals, perform the provisions of this Agreement involving Encinitas. The execution and delivery of this Agreement and the consummation by Encinitas of the transactions contemplated hereby have been duly authorized by all necessary partnership action on the part of Encinitas, subject to the Encinitas Approvals. Subject to such approvals, this Agreement has been duly executed and delivered by Encinitas and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a valid and binding obligation of Encinitas enforceable against Encinitas in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

         SECTION 10.5 LITIGATION, ETC. (a) There is no action, claim or proceeding pending or, to the knowledge of Encinitas, threatened, to which Encinitas is or would be a party before any court or governmental authority acting in an adjudicative capacity or any arbitrator or arbitration tribunal with respect to which there is a reasonable likelihood of a determination having, or which, insofar as reasonably can be foreseen, in the future would have a material adverse effect on Encinitas, (b) Encinitas is not subject to any outstanding order, writ, injunction or decree having, or which, insofar as reasonably can be foreseen, in the future would have a material adverse effect on Encinitas, and (c) there have been no claims made or actions or proceedings brought against any officer or director of the general partner of Encinitas arising out of or pertaining to any action or omission within the scope of his employment or position as an officer or director of the general partner of Encinitas, which claim, action or proceeding is material to Encinitas.

         SECTION 10.6 FINANCIAL STATEMENTS OF ENCINITAS. Each of the balance sheets of Encinitas included in the Offering Memorandum (including the related notes and schedules) fairly presents, in all material respects, the financial position of Encinitas as of its date, and each of the statements of income and changes in financial position included in the Offering Memorandum (including any related notes and schedules) fairly presents the results of operations, partners' equity, retained earnings and changes in financial position, as the case may be, of Encinitas for the periods set forth therein (subject, in the case of unaudited statements, to normal year-end audit adjustments not material in amount or effect), in each case in accordance with generally accepted accounting principles consistently applied during the periods involved, except as may be noted therein. Since December 31, 1996, no distributions, repurchases of interests or any other payment has been made to any equityholder of Encinitas as such. Encinitas did not have on December 31, 1996 or the date of any subsequent balance sheet of Encinitas, any material contingent liabilities, liabilities for taxes, obligations, guarantees or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in the balance sheet, including the notes thereto, of Encinitas as of said date. Since December 31, 1996, there has been no material adverse change in the financial condition, assets or operation of the business of Encinitas.

         SECTION 10.7 COMPLIANCE WITH LAWS. The operations of Encinitas do not violate any federal, state, local or other laws or regulations or any order or requirement of any court or governmental agency or authority in any material respect, including without limitation those laws, regulations, orders or requirements relating to environment or health. Such operations are not subject to any existing, pending or, to the knowledge of Encinitas, threatened action, suit, investigation, inquiry or proceeding by or before any court or governmental agency or authority under any federal, state or local environmental law, rule or regulation, except in each case for any matter that would not have a material adverse effect on Encinitas.

         SECTION 10.8 LIMITED PARTNERS. The general partner of Encinitas believes, based upon its prior substantive relationship with each of the Encinitas Limited Partners, that each of the Encinitas Limited Partners are Accredited Investors and that each of the other representations and warranties set forth on Exhibit B hereto are true and correct with respect to each of the Encinitas Limited Partners to the same extent as if such limited partners had signed such Exhibit B.


                                  ARTICLE XI.
                   REPRESENTATIONS AND WARRANTIES OF LA ROSA

         La Rosa hereby represents and warrants the following to the Company. Except as set forth on the La Rosa Disclosure Schedule, attached hereto as
Exhibit I:

         SECTION 11.1 FORMATION; QUALIFICATION. La Rosa is a limited partnership duly formed under Texas law and is validly existing and in good standing under the laws of the State of Texas. La Rosa has all requisite partnership power and authority to own, operate or lease its properties and to carry on its business as now being conducted.

         SECTION 11.2 CAPITALIZATION. The Company is the sole general partner of La Rosa and owns all the general partner interests in La Rosa free and clear of all Liens. All the outstanding limited and general partner interests of La Rosa are duly authorized, validly issued, fully paid to the extent required under the La Rosa Partnership Agreement and nonassessable (except as provided by Texas partnership law) and were issued free of preemptive rights. La Rosa does not, and will not as of the Closing Date, have any outstanding subscriptions, options or other arrangements or commitments obligating La Rosa to issue any additional limited or general partner interests. Immediately prior to the La Rosa Effective Time, there will be no outstanding interests in La Rosa other than those set forth in the La Rosa Partnership Agreement, a true and correct copy of which has heretofore been delivered to the Company.

         SECTION 11.3 NO CONFLICTS. Assuming the La Rosa Approvals, consummation of the transactions contemplated hereby and compliance with the terms and provisions of this Agreement will not materially conflict with, result in a material breach of, require notice or consent under or constitute a material breach under the La Rosa Partnership Agreement or the certificate of limited partnership of La Rosa or any judgment, order, injunction, decree or ruling of any court or governmental authority or under any material agreement, indenture or instrument to which La Rosa or the general partner of La Rosa is a party. No consent, approval, order or authorization of, or registration, declaration or filing with, any court or governmental authority or other third party is required on the part of La Rosa or the general partner of La Rosa in connection with the execution and delivery of this Agreement or for the consummation by La Rosa of the transactions contemplated by this Agreement, other than the La Rosa Approvals. There are no agreements or arrangements regarding the management or internal governance of La Rosa or relating to the allocation of its assets, revenues or costs other than the La Rosa Partnership Agreement.

         SECTION 11.4 AUTHORITY AND AUTHORIZATION; BINDING EFFECT. La Rosa has all requisite partnership power and authority to enter into and, subject to the La Rosa Approvals, perform the provisions of this Agreement involving La Rosa. The execution and delivery of this Agreement and the consummation by La Rosa of the transactions contemplated hereby have been duly authorized by all necessary partnership action on the part of La Rosa, subject to the La Rosa Approvals. Subject to such approvals, this Agreement has been duly executed and delivered by La Rosa and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a valid and binding obligation of La Rosa enforceable against La Rosa in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

         SECTION 11.5 LITIGATION, ETC. (a) There is no action, claim or proceeding pending or, to the knowledge of La Rosa, threatened, to which La Rosa is or would be a party before any court or governmental authority acting in an adjudicative capacity or any arbitrator or arbitration tribunal with respect to which there is a reasonable likelihood of a determination having, or which, insofar as reasonably can be foreseen, in the future would have a material adverse effect on La Rosa, (b) La Rosa is not subject to any outstanding order, writ, injunction or decree having, or which, insofar as reasonably can be foreseen, in the future would have a material adverse effect on La Rosa, and (c) there have been no claims made or actions or proceedings brought against any officer or director of the general partner of La Rosa arising out of or pertaining to any action or omission within the scope of his employment or position as an officer or director of the general partner of La Rosa, which claim, action or proceeding is material to La Rosa.

         SECTION 11.6 FINANCIAL STATEMENTS OF LA ROSA. Each of the balance sheets of La Rosa included in the Offering Memorandum (including the related notes and schedules) fairly presents, in all material respects, the financial position of La Rosa as of its date, and each of the statements of income and changes in financial position included in the Offering Memorandum (including any related notes and schedules) fairly presents the results of operations, partners' equity, retained earnings and changes in financial position, as the case may be, of La Rosa for the periods set forth therein (subject, in the case of unaudited statements, to normal year-end audit adjustments not material in amount or effect), in each case in accordance with generally accepted accounting principles consistently applied during the periods involved, except as may be noted therein. Since December 31, 1996, no distributions, repurchases of interests or any other payment has been made to any equityholder of La Rosa as such. La Rosa did not have on December 31, 1996 or the date of any subsequent balance sheet of La Rosa, any material contingent liabilities, liabilities for taxes, obligations, guarantees or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in the balance sheet, including the notes thereto, of La Rosa as of said date. Since December 31, 1996, there has been no material adverse change in the financial condition, assets or operation of the business of La Rosa.

         SECTION 11.7 COMPLIANCE WITH LAWS. The operations of La Rosa do not violate any federal, state, local or other laws or regulations or any order or requirement of any court or governmental agency or authority in any material respect, including without limitation those laws, regulations, orders or requirements relating to environment or health. Such operations are not subject to any existing, pending or, to the knowledge of La Rosa, threatened action, suit, investigation, inquiry or proceeding by or before any court or governmental agency or authority under any federal, state or local environmental law, rule or regulation, except in each case for any matter that would not have a material adverse effect on La Rosa.

         SECTION 11.8 LIMITED PARTNERS. The general partner of La Rosa believes, based upon its prior substantive relationship with each of the La Rosa Limited Partners, that each of the La Rosa Limited Partners are Accredited Investors and that each of the other representations and warranties set forth on Exhibit B hereto are true and correct with respect to each of the La Rosa Limited Partners to the same extent as if such limited partners had signed such Exhibit B.

                                  ARTICLE XII.
               REPRESENTATIONS AND WARRANTIES OF CARRIZO PARTNERS

         Carrizo Partners hereby represents and warrants the following to the Company. Except as set forth on the Carrizo Partners Disclosure Schedule, attached hereto as Exhibit J:

         SECTION 12.1 FORMATION; QUALIFICATION. Carrizo Partners is a limited partnership duly formed under Texas law and is validly existing and in good standing under the laws of the State of Texas. Carrizo Partners has all requisite partnership power and authority to own, operate or lease its properties and to carry on its business as now being conducted.

         SECTION 12.2 CAPITALIZATION. The Company is the sole general partner of Carrizo Partners and owns all the general partner interests in Carrizo Partners free and clear of all Liens. All the outstanding limited and general partner interests of Carrizo Partners are duly authorized, validly issued, fully paid to the extent required under the Carrizo Partners Partnership Agreement and nonassessable (except as provided by Texas partnership law) and were issued free of preemptive rights. Carrizo Partners does not, and will not as of the Closing Date, have any outstanding subscriptions, options or other arrangements or commitments obligating Carrizo Partners to issue any additional limited or general partner interests. Immediately prior to the Carrizo Partners Effective Time, there will be no outstanding interests in Carrizo Partners other than those set forth in the Carrizo Partners Partnership Agreement, a true and correct copy of which has heretofore been delivered to the Company.

         SECTION 12.3 NO CONFLICTS. Assuming the Carrizo Partners Approvals, consummation of the transactions contemplated hereby and compliance with the terms and provisions of this Agreement will not materially conflict with, result in a material breach of, require notice or consent under or constitute a material breach under the Carrizo Partners Partnership Agreement or the certificate of limited partnership of Carrizo Partners or any judgment, order, injunction, decree or ruling of any court or governmental authority or under any material agreement, indenture or instrument to which Carrizo Partners or the general partner of Carrizo Partners is a party. No consent, approval, order or authorization of, or registration, declaration or filing with, any court or governmental authority or other third party is required on the part of Carrizo Partners or the general partner of Carrizo Partners in connection with the execution and delivery of this Agreement or for the consummation by Carrizo Partners of the transactions contemplated by this Agreement, other than the Carrizo Partners Approvals. There are no agreements or arrangements regarding the management or internal governance of Carrizo Partners or relating to the allocation of its assets, revenues or costs other than the Carrizo Partners Partnership Agreement.

         SECTION 12.4 AUTHORITY AND AUTHORIZATION; BINDING EFFECT. Carrizo Partners has all requisite partnership power and authority to enter into and, subject to the Carrizo Partners Approvals, perform the provisions of this Agreement involving Carrizo Partners. The execution and delivery of this Agreement and the consummation by Carrizo Partners of the transactions contemplated hereby have been duly authorized by all necessary partnership action on the part of Carrizo Partners, subject to the Carrizo Partners Approvals. Subject to such approvals, this Agreement has been duly executed and delivered by Carrizo Partners and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a valid and binding obligation of Carrizo Partners enforceable against Carrizo Partners in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

         SECTION 12.5 LITIGATION, ETC. (a) There is no action, claim or proceeding pending or, to the knowledge of Carrizo Partners, threatened, to which Carrizo Partners is or would be a party before any court or governmental authority acting in an adjudicative capacity or any arbitrator or arbitration tribunal with respect to which there is a reasonable likelihood of a determination having, or which, insofar as reasonably can be foreseen, in the future would have a material adverse effect on Carrizo Partners, (b) Carrizo Partners is not subject to any outstanding order, writ, injunction or decree having, or which, insofar as reasonably can be foreseen, in the future would have a material adverse effect on Carrizo Partners, and (c) there have been no claims made or actions or proceedings brought against any officer or director of the general partner of Carrizo Partners arising out of or pertaining to any action or omission within the scope of his employment or position as an officer or director of the general partner of Carrizo Partners, which claim, action or proceeding is material to Carrizo Partners.

         SECTION 12.6 FINANCIAL STATEMENTS OF CARRIZO PARTNERS. Each of the balance sheets of Carrizo Partners included in the Offering Memorandum (including the related notes and schedules) fairly presents, in all material respects, the financial position of Carrizo Partners as of its date, and each of the statements of income and changes in financial position included in the Offering Memorandum (including any related notes and schedules) fairly presents the results of operations, partners' equity, retained earnings and changes in financial position, as the case may be, of Carrizo Partners for the periods set forth therein (subject, in the case of unaudited statements, to normal year-end audit adjustments not material in amount or effect), in each case in accordance with generally accepted accounting principles consistently applied during the periods involved, except as may be noted therein. Since December 31, 1996, no distributions, repurchases of interests or any other payment has been made to any equityholder of Carrizo Partners as such. Carrizo Partners did not have on December 31, 1996 or the date of any subsequent balance sheet of Carrizo Partners, any material contingent liabilities, liabilities for taxes, obligations, guarantees or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in the balance sheet, including the notes thereto, of Carrizo Partners as of said date. Since December 31, 1996, there has been no material adverse change in the financial condition, assets or operation of the business of Carrizo Partners.

         SECTION 12.7 OWNERSHIP OF PLACEDO PARTNERS LTD. Carrizo Partners owns its fifty percent (50%) limited partner interest in Placedo Partners Ltd. free and clear of all Liens.

         SECTION 12.8 COMPLIANCE WITH LAWS. The operations of Carrizo Partners do not violate any federal, state, local or other laws or regulations or any order or requirement of any court or governmental agency or authority in any material respect, including without limitation those laws, regulations, orders or requirements relating to environment or health. Such operations are not subject to any existing, pending or, to the knowledge of Carrizo Partners, threatened action, suit, investigation, inquiry or proceeding by or before any court or governmental agency or authority under any federal, state or local environmental law, rule or regulation, except in each case for any matter that would not have a material adverse effect on Carrizo Partners.

         SECTION 12.9 LIMITED PARTNERS. The general partner of Carrizo Partners believes, based upon its prior substantive relationship with each of the Carrizo Partners Limited Partners, that each of the Carrizo Partners Limited Partners are Accredited Investors and that each of the other representations and warranties set forth on Exhibit B hereto are true and correct with respect to each of the Carrizo Partners Limited Partners to the same extent as if such limited partners had signed such Exhibit B.

                                 ARTICLE XIII.
                            COVENANTS AND AGREEMENTS

         SECTION 13.1 EQUITYHOLDER APPROVAL. (a) The Company shall, as promptly as practicable, submit this Agreement and the transactions contemplated hereby for the approval of its shareholders (the "Company Shareholder Approval") and, subject to the fiduciary duties of the Board of Directors of the Company under applicable law, shall use its reasonable best efforts to obtain shareholder approval and adoption of this Agreement and the transactions contemplated hereby.

         (b) Production shall, as promptly as practicable, submit this Agreement and the Production Merger for the approval of its shareholders (the "Production Shareholder Approval") and, subject to the fiduciary duties of the Board of Directors of the Company under applicable law, shall use its reasonable best efforts to obtain shareholder approval and adoption of this Agreement and the transactions contemplated hereby.

         (c) Subject to its fiduciary duties as a general partner under applicable law, Production, as general partner of Encinitas, shall, as promptly as practicable, recommend the Encinitas Approvals to the limited partners of Encinitas, and shall use its reasonable best efforts to obtain such approvals.

         (d) Subject to its fiduciary duties as a general partner under applicable law, the Company, as general partner of La Rosa, shall, as promptly as practicable, recommend the La Rosa Approvals to the limited partners of La Rosa, and shall use its reasonable best efforts to obtain such approvals.

         (e) Subject to its fiduciary duties as a general partners under applicable law, the Company, as general partner of Carrizo Partners, shall, as promptly as practicable, recommend the Carrizo Partners Approvals to the limited partners of Carrizo Partners, and shall use its reasonable best efforts to obtain such approvals.

         SECTION 13.2 CONDUCT OF BUSINESS. Production, Encinitas, La Rosa and Carrizo Partners agree that prior to the Closing, and except as otherwise contemplated herein or consented to in writing by the Company or as relates to the Offering, each shall (a) conduct its business in the ordinary course and shall use reasonable efforts to preserve intact its present business organization, maintain the services of its present officers and employees and preserve the relations with its customers, suppliers and others having business relations with it; (b) except as set forth on a Disclosure Schedule attached hereto, not pay or declare dividends or other distributions, split, combine or otherwise reclassify its capital stock or partnership interests or directly or indirectly repurchase or otherwise acquire shares of its capital stock or partnership interests; (c) not issue any capital stock, partnership interests or debt securities having voting rights for directors or any rights, options, securities convertible or exchangeable therefor, except under existing employee stock option plans or presently outstanding convertible or exchangeable securities; and (d) not amend or modify its certificates or articles of incorporation, by-laws, partnership agreements or other governing documents, except for the Encinitas Partnership Agreement Amendment, the La Rosa Partnership Agreement Amendment and the Carrizo Partners Partnership Agreement Amendment.

         SECTION 13.3 THIRD PARTY CONSENTS. Each of the parties hereto will use its best efforts to obtain such consents of third parties to agreements which would otherwise be violated by any provisions hereof, to take all actions necessary to effect the transactions contemplated hereby, and to make such filings with governmental authorities necessary to consummate the transactions contemplated by this Agreement including, without limitation, the execution and delivery of any additional instruments reasonably necessary to consummate the transactions contemplated by this Agreement.


                                  ARTICLE XIV.
                                   CONDITIONS

         SECTION 14.1 CONDITIONS TO THE OBLIGATIONS OF ALL PARTIES TO EFFECT THE COMBINATION TRANSACTIONS. The respective obligations of each of the parties to effect the Combination Transactions shall be subject to the fulfillment (or waiver) at or prior to the Closing of the following conditions:

         (a) Initial Public Offering. The Offering shall occur prior to or simultaneously with the Closing.

         (b) Company Shareholder Approval. The approval of the shareholders of the Company to this Agreement and the transactions contemplated hereby shall have been obtained.

         SECTION 14.2 CONDITIONS TO THE OBLIGATIONS OF THE COMPANY AND EACH OF THE FOUNDERS TO EFFECT THE ENCINITAS PURCHASE. The respective obligations of the Company and each of the Founders to effect the Encinitas Purchase shall be subject to the fulfillment (or waiver) at or prior to the Closing of the following additional conditions:

         (a) No Orders. There shall not be issued and in effect any order restraining, prohibiting or delaying consummation of the Encinitas Purchase.

         SECTION 14.3 CONDITIONS TO THE OBLIGATIONS OF THE COMPANY AND PRODUCTION TO EFFECT THE PRODUCTION MERGER. The respective obligations of the Company and Production to effect the Production Merger shall be subject to the fulfillment (or waiver) at or prior to the Production Effective Time of the following additional conditions:

         (a) No Orders. There shall not be issued and in effect any order restraining, prohibiting or delaying consummation of the Production Merger.

         (b) Production Shareholder Approval. The approval of the shareholders of Production to this Agreement and the Production Merger shall have been obtained.

         SECTION 14.4 CONDITIONS TO THE OBLIGATIONS OF THE COMPANY AND ENCINITAS TO EFFECT THE ENCINITAS MERGER. The respective obligations of the Company and Encinitas to effect the Encinitas Merger shall be subject to the fulfillment (or waiver) at or prior to the Encinitas Effective Time of the following additional conditions:

         (a) No Orders. There shall not be issued and in effect any order restraining, prohibiting or delaying consummation of the Encinitas Merger.

         (b) Encinitas Approvals. The Encinitas Approvals shall have been obtained.

         SECTION 14.5 CONDITIONS TO THE OBLIGATIONS OF THE COMPANY AND LA ROSA TO EFFECT THE LA ROSA MERGER. The respective obligations of the Company and La Rosa to effect the La Rosa Merger shall be subject to the fulfillment (or waiver) at or prior to the La Rosa Effective Time of the following additional conditions:

         (a) No Orders. There shall not be issued and in effect any order restraining, prohibiting or delaying consummation of the La Rosa Merger.

         (b) La Rosa Approvals. The La Rosa Approvals shall have been obtained.

         SECTION 14.6 CONDITIONS TO THE OBLIGATIONS OF THE COMPANY AND CARRIZO PARTNERS TO EFFECT THE CARRIZO PARTNERS MERGER. The respective obligations of the Company and Carrizo Partners to effect the Carrizo Partners Merger shall be subject to the fulfillment (or waiver) at or prior to the Carrizo Partners Effective Time of the following additional conditions:

         (a) No Orders. There shall not be issued and in effect any order restraining, prohibiting or delaying consummation of the Carrizo Partners Merger.

         (b) Carrizo Partners Approvals. The Carrizo Partners Approvals shall have been obtained.

         SECTION 14.7 CONDITIONS TO THE OBLIGATIONS OF THE COMPANY TO EFFECT ANY OF THE COMBINATION TRANSACTIONS. The obligations of the Company to effect any of the Combination Transactions shall be subject to the fulfillment (or waiver) at or prior to the Closing of the following additional conditions:

         (a) Accuracy of Representations and Warranties. The representations and warranties of each of the Founders, Production, Encinitas, La Rosa and Carrizo Partners contained in Articles VIII, IX, X, XI and XII, respectively, shall be true and correct in all material respects on and as of the Closing as if made on and as of such time (except for representation and warranties made of as a specified date or time, which shall be true and correct in all material respects as of such specified date or time); at the Closing each of the Founders, Production, Encinitas, La Rosa and Carrizo Partners shall deliver a certificate signed by such party, or an officer or general partner thereof (as applicable), certifying the foregoing.

         (b) Performance of Covenants. The Founders, Production, Encinitas, La Rosa and Carrizo Partners shall have performed and complied in all material respect with the covenants and agreements contained in this Agreement that are required to be performed or complied with by it on or prior to the Closing.

         (c) Combination Transactions Closings. Each of the Combination Transactions shall close.


         SECTION 14.8 OTHER COMBINATION TRANSACTIONS. For further clarity, the parties hereby acknowledge that it is not a condition to the obligation of any party (other than the Company) to consummate any Combination Transactions that any other Combination Transactions is consummated.


                                  ARTICLE XV.
                                  TERMINATION

         SECTION 15.1 TERMINATION. This Agreement may be terminated and the Combination contemplated hereby may be abandoned at any time prior to the Effective Time, whether before or after approval of any other matter by any equityholder of the parties:

         SECTION (a)      By mutual consent of the Company, Production,
Encinitas, La Rosa and Carrizo Partners, including, without limitation, for the purpose of engaging in another transaction involving the merger or sale or other business combination of one or more of such entities into any other entity or another similar transaction;

         SECTION (b)      By the Company, if a court of competent jurisdiction
or governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action, in each case permanently restraining, enjoining or otherwise prohibiting the Combination Transactions contemplated by this Agreement; or

         (c) By the Company, if the Company determines that there is a reasonable probability that the Offering or the Combination Transactions will not be consummated on or prior to December 31, 1997.

         SECTION 15.2 EFFECT OF TERMINATION. In the event of termination of this Agreement by a party as provided in Section 15.1, written notice thereof shall promptly be given to the other parties, and this Agreement shall forthwith terminate without further action of the parties hereto. If this Agreement is terminated as provided, however, there shall be no liabilities or obligations hereunder on the part of the parties, except that nothing herein shall relieve any party hereto from liability for any breach of this Agreement that resulted in the termination.


                                  ARTICLE XVI.
                           MISCELLANEOUS AND GENERAL

         SECTION 16.1 SURVIVAL. The representations and warranties in Articles VII, IX, X, XI and XII and any statement made in any certificate required under Section 14.7 shall expire at the Effective Time, and the representations and warranties in Article VIII shall survive the Effective Time.

         SECTION 16.2 MODIFICATION OR AMENDMENT. At any time before or after approval of any matter by any equityholder of the parties, the parties hereto may modify, waive or amend this Agreement by written agreement executed and delivered by duly authorized representatives of the respective parties.

         SECTION 16.3 RESTRICTIONS ON TRANSFER; LEGENDS. Prior to any proposed transfer (whether by sale, assignment, pledge or otherwise) of Shares, the proposed transferor (the "Transferor") will give written notice to the Company of his intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied by a written opinion of legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer of the securities in question may be effected without registration under the Securities Act, and that such proposed transfer does call into question the exemption from registration under which such Shares were initially issued by the Company. Any such legal opinion must be reasonably satisfactory to the Company and must state that it may also be relied upon by any transfer agent, stock exchange or counsel to the Company. The Company may also require a certificate of the Transferor that certifies as to matters that assist the Company in establishing compliance with securities laws at the time of the original issuance of the Shares as well as at the time of the proposed transfer (including without limitation, the representations set forth on Exhibit B attached hereto). Upon compliance with the terms hereof to the satisfaction of the Company, the Transferor shall be entitled to transfer such securities in accordance with the terms of the notice delivered by the Transferor to the Company. Each certificate evidencing the Shares so transferred shall bear an appropriate restrictive legend reasonably deemed appropriate by the Company, including any appropriate legend relating to the restrictions and obligations under this Agreement. The Transferor will, prior to any transfer (unless such transfer is made pursuant to Rule 144 or an effective registration statement under the Securities Act), cause any transferee of the Shares, to enter into an agreement with the Company that the transferee will take and hold such securities subject to the provisions and upon the conditions specified herein. Without limiting the generality of any other provision hereof, the provisions of this Section 16.3 shall be binding on successive transferees. The Company shall have no obligation to effect any transfer on its books and records (and no such attempted transfer shall be effective) unless such transfer is made in accordance with the terms hereof. The Company may issue stop transfer instructions to any transfer agent for the Common Stock in order to implement any restriction on transfer contemplated by this Agreement. The Shares shall contain the following legend:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AS TO THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT ANY PROSPECTUS DELIVERY REQUIREMENTS ARE NOT APPLICABLE. THE SHARES WERE (1) ISSUED PURSUANT TO AN AGREEMENT AND (2) ARE SUBJECT TO PROVISIONS OF THE BYLAWS OF THE COMPANY, BOTH OF WHICH INCLUDE ADDITIONAL RESTRICTIONS ON THEIR TRANSFER AND COPIES OF SUCH AGREEMENT AND AMENDED AND RESTATED BYLAWS MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

         SECTION 16.4 INDEMNIFICATION. (a) Whether or not any of the Combination Transactions are consummated, the Company hereby agrees to indemnify the directors and officers of the Company and Production, acting in their capacity as an officer or director, as the case may be, of the Company or Production, respectively, in its own capacity or in its capacity as the general partner of Encinitas, La Rosa or Carrizo Partners (each an "Indemnitee"), and hold the Indemnitees harmless from and against, and shall reimburse them on demand for, any and all losses, damages, liabilities, claims, demands, deficiencies, judgements, settlements, whether or not arising out of third-party claims, including without limitation the reasonable fees and expenses of counsel and other related costs and expenses ("Losses") resulting from or arising out of the Combination Transactions, including but not limited to (i) all liabilities of the Company, Production, Encinitas, La Rosa and Carrizo Partners in connection with the Combination Transactions and (ii) any liabilities to the limited partners of Encinitas, La Rosa or Carrizo Partners in connection with the Combination Transactions; provided that the Company shall not be required by this Agreement to indemnify (1) the officers and directors of the Company or Production to the extent that the Company or Production breaches this Agreement or the officers and directors of the Company or Production in such entities' capacity as general partners of Encinitas, La Rosa or Carrizo Partners to the extent that Encinitas, La Rosa or Carrizo Partners, as the case may be, breaches this agreement for Losses resulting from the termination or breach of this Agreement ("Termination Related Losses") in the event that this Agreement shall be terminated pursuant to Section 15.1(c) as a result of such breach of this Agreement by the Company, Production, Encinitas, La Rosa or Production, as applicable or (2) (without limiting the generality of any other clause hereof) any Indemnitee for any Losses to such

Indemnitee resulting from, arising out of or in such Indemnitee's capacity as an equityholder of any of the parties hereto ("Equityholder Losses").

         (b) If a claim by a third party is made against a party indemnified pursuant to this Section 16.4, and if such indemnified party intends to seek indemnity with respect thereto under this Section 16.4, the indemnified party shall promptly notify the indemnifying party of such claim; provided that the failure of the indemnified party to notify the indemnifying party of any such claim shall not relieve the indemnifying party of its obligations under this Section 16.4, except to the extent the indemnifying party is actually prejudiced by such failure. In case any action or proceeding including any such claim is brought against the indemnified party, the indemnifying party shall be entitled to participate therein and to assume the defense thereof with counsel reasonably satisfactory to the indemnified party to the extent it may wish; provided, that, in the event the indemnifying party so assumes the defense, the indemnified party shall still have the right to employ separate counsel at its own expense in any such action and to participate in the defense thereof. Without the prior written consent of the indemnified party, which consent shall not unreasonably be withheld, the indemnifying party will not consent to the entry of any judgment or enter into any settlement of any such claim which does not include as an unconditional term thereof the giving by the claimant or plaintiff thereof to such indemnified party of a release from any and all liability in respect of such claim or litigation. The indemnified party will not enter into any settlement or pay (except pursuant to a final court order or judgment) any such claim without the prior written consent of the indemnifying party, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, the indemnified party shall have the right to pay or settle any such claim, provided that in such event it shall waive any right to indemnity therefor by the indemnifying party or parties.

         (c) Without limiting the generality of any other provision hereunder, it is the express intent of this Agreement that the Indemnitees be indemnified regardless of such Indemnitee's acts of negligence or gross negligence, to the extent that such indemnification is allowed pursuant to the terms of this Agreement; provided, that, notwithstanding the foregoing or any other provision hereof, the Company shall not indemnify any Indemnitee under this Section 16.4 for any action taken or any failure to act by such Indemnitee after the date of this Agreement if such action or failure to act is in material breach of any provision hereof or if such action or inaction constituted intentional misconduct or a willful violation of law.

         SECTION 16.5 STOCK SPLITS. The consideration to be received in the Combination Transaction is based upon the number of shares of Common Stock that will be outstanding following the 521-for-one stock split described in Section
7.2. The Company may change such consideration to make an appropriate adjustment to reflect any other subsequent stock split, stock dividend, reverse stock split or reclassification of shares, but need not make any other adjustment in respect of any other distribution or transaction. The provisions of this Section shall apply notwithstanding any other provision of this Agreement to the contrary contained herein or in any attachment or Exhibit thereto.

         SECTION 16.6 NO RIGHTS AS SHAREHOLDER. Prior to the time that Common Stock is issued in accordance with the terms hereof, nothing contained in this Agreement shall be construed as conferring upon any person any rights as a shareholder of the Company, including without limitation the right to vote, receive distributions, call meetings, consent or receive notices as a shareholder in respect of any meeting of shareholders or imposing any fiduciary or other duty on the Company, its officers, directors or shareholders, in favor of such person, all of which rights and duties are expressly disclaimed and waived with respect to such person.

         SECTION 16.7 FURTHER ASSURANCES. The parties hereto without additional consideration shall execute and deliver or shall cause to be executed and delivered such further documents and certificates and to take such further actions as may be reasonably required or desirable to carry out the provisions of this Agreement and consummate the transactions contemplated hereby, and if an entity, such party shall its reasonable best efforts to cause its equity holders to do the same. In particular, without limiting the generality of the foregoing sentence, at any time after the Closing, any party hereto will execute and deliver or shall cause to be executed and delivered any deeds, bills of sale, assignments, assurances, or any other actions or things as are necessary or desirable to vest, perfect, or confirm of record or otherwise in the Company its rights, title, or interest in, to, or under any of the rights, properties, or assets acquired or to be acquired by the Company as a result of or in connection with the Combination Transactions or otherwise to carry out this Agreement, and will give any additional information and execute any reasonably requested certificate or document in order to ensure compliance with applicable securities laws with respect to the transactions contemplated hereby.

         SECTION 16.8 ENTIRE AGREEMENT, ETC. This Agreement (a) constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties, with respect to the subject matter hereof, and (b) shall not be assignable by any party and (c) is not intended to create any obligations to, or rights in respect of, any persons other than the parties hereto and the Indemnitees as described in Section 16.4.

         SECTION 16.9 CONSTRUCTION. As used herein the phrase "the transactions contemplated hereby" and similar phrases shall refer to the transactions to be effected pursuant to this Agreement, but specifically shall not include the Offering.

         SECTION 16.10 NOTICES. Any notice or other communication required or permitted under this Agreement shall be by facsimile actually received or in writing and mailed by certified or registered mail, return receipt requested, postage prepaid. Any such notice shall be deemed given upon its receipt at the following address:

 (a)     If the Company:                            (b)     If to Production:

         Carrizo Oil & Gas, Inc.                            Production, Inc.
         14811 St. Mary's Lane, Suite 148                   14811 St. Mary's Lane, Suite 148
         Houston, Texas 77079                               Houston, Texas 77079
         Attn: President                                    Attn: President
         Tel:  (281) 496-1352                               Tel:  (281) 496-1352
         Fax:  (281) 496-0884                               Fax:  (281) 496-0884

         with a copy to:                                    with a copy to:

         Gene J. Oshman                                     Gene J. Oshman
         Baker & Botts, L.L.P.                              Baker & Botts, L.L.P.
         3000 One Shell Plaza                               3000 One Shell Plaza
         910 Louisiana                                      910 Louisiana
         Houston, Texas 77002                               Houston, Texas 77002
         Tel:  (713) 229-1178                               Tel:  (713) 229-1178
         Fax:  (713) 229-1522                               Fax:  (713) 229-1522


 (c)     If to Encinitas:                           (d)     If to La Rosa:

         Encinitas Partners Ltd.                            La Rosa Partners Ltd.
         14811 St. Mary's Lane, Suite 148                   14811 St. Mary's Lane, Suite 148
         Houston, Texas 77079                               Houston, Texas 77079
         Attn: President                                    Attn: President
         Tel:  (281) 496-1352                               Tel:  (281) 496-1352
         Fax:  (281) 496-0884                               Fax:  (281) 496-0884


 (e)     If to Carrizo Partners Ltd.:               (f)     If to a Founder:

         Carrizo Partners Ltd.                              [Founder]
         14811 St. Mary's Lane, Suite 148                   c/o Carrizo Oil & Gas, Inc.
         Houston, Texas 77079                               14811 St. Mary's Lane, Suite 148
         Attn: President                                    Houston, Texas 77079
         Tel:  (281) 496-1352                               Attn: President
         Fax:  (281) 496-0884                               Tel:  (281) 496-1352
                                                            Fax:  (281) 496-0884


Any party may, by notice given in accordance with this section to the other parties, designate another address or person for receipt of notices hereunder.

         SECTION 16.11 CAPTIONS. The article, section and paragraph captions herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

         SECTION 16.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original, and all such counterparts taken together shall constitute the same agreement.

         SECTION 16.13 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto on the date first hereinabove written.


CARRIZO OIL & GAS, INC,                    CARRIZO PRODUCTION, INC.,
  a Texas corporation                        a Texas corporation


By: /s/ S.P. JOHNSON IV                    By: /s/ S.P. JOHNSON IV
   ---------------------------------          ---------------------------------
Name:                                      Name:
Title:                                     Title:


ENCINITAS PARTNERS LTD.                    LA ROSA PARTNERS LTD.

By:      Carrizo Production, Inc.,         By:     Carrizo Oil & Gas, Inc.,
           a Texas corporation                       a Texas corporation
Title:   General Partner                   Title:  General Partner

         By: /s/ S.P. JOHNSON IV                   By: /s/ S.P. JOHNSON IV
            ------------------------                  -------------------------
         Name:                                     Name:
         Title:                                    Title:


CARRIZO PARTNERS LTD.

By:      Carrizo Oil & Gas, Inc.,
           a Texas corporation
Title:   General Partner

         By: /s/ S.P. JOHNSON IV
            ------------------------
         Name:
         Title:




[Signature Page to Combination Agreement among Carrizo Oil & Gas, Inc., a Texas corporation, Carrizo Production, Inc., a Texas corporation, Encinitas
         Partners Ltd., a Texas limited partnership, La Rosa Partners
             Ltd., a Texas limited partnership, Carrizo Partners
                    Ltd., a Texas limited partnership, and
                    Paul B. Loyd, Jr., Steven A. Webster,
                      Sylvester P. Johnson, IV, Douglas
                     A. P. Hamilton and Frank A. Wojtek]

FOUNDERS

/s/ PAUL B. LOYD, JR.
---------------------------------
Paul B. Loyd, Jr.



/s/ STEVEN A. WEBSTER
---------------------------------
Steven A. Webster



/s/ SYLVESTER P. JOHNSON, IV
---------------------------------
Sylvester P. Johnson, IV



/s/ DOUGLAS A.P. HAMILTON
---------------------------------
Douglas A.P. Hamilton



/s/ FRANK A. WOJTEK
---------------------------------
Frank A. Wojtek




[Signature Page to Combination Agreement among Carrizo Oil & Gas, Inc., a Texas corporation, Carrizo Production, Inc., a Texas corporation, Encinitas
      Partners Ltd., a Texas limited partnership, La Rosa Partners Ltd., a Texas limited partnership, Carrizo Partners Ltd., a Texas limited partnership, and Paul B. Loyd, Jr., Steven A.
               Webster, Sylvester P. Johnson, IV, Douglas A. P.
                        Hamilton and Frank A. Wojtek]

                                   SCHEDULES

The schedules have been intentionally omitted herefrom.  The
Company will furnish supplementally a copy of any or all of such omitted schedules to the Commission upon request.

                                                                       EXHIBIT A

                                 PLAN OF MERGER
                                    MERGING
                            CARRIZO PRODUCTION, INC.
                             (A TEXAS CORPORATION)
                                 WITH AND INTO
                            CARRIZO OIL & GAS, INC.
                             (A TEXAS CORPORATION)


              This Plan of Merger (this "Plan") is between Carrizo Production, Inc., a Texas corporation ("Production"), and Carrizo Oil & Gas, Inc., a Texas corporation ("Carrizo Oil & Gas") (Production and Carrizo Oil & Gas being hereinafter collectively referred to as the "Constituent Corporations").

                              W I T N E S S E T H:

              WHEREAS, Production is a corporation duly organized and existing under the laws of the State of Texas with an authorized capital of 100,000 shares of common stock, par value $.01 per share ("Production Common Stock"), of which 4,900 shares are issued and outstanding; and

              WHEREAS, Carrizo Oil & Gas is a corporation duly organized and existing under the laws of the State of Texas with an authorized capital of (a) 40,000,000 shares of common stock, par value $.01 per share ("Common Stock"), of which 5,210,000 shares are issued and outstanding and (b) 10,000,000 shares of Preferred Stock, par value $.01 per share, of which no shares are issued and outstanding; and

              WHEREAS, Production and Carrizo Oil & Gas are parties to a certain Combination Agreement dated as of June 6, 1997 (the "Combination Agreement"); and

              WHEREAS, each of the boards of directors of the Constituent Corporations deems it advisable and in the best interest of each of such corporations and their respective shareholders that Production be merged with and into Carrizo Oil & Gas under and pursuant to the Texas Business Corporation Act (the "TBCA") as contemplated herein (the "Merger") and accordingly has approved this Plan and recommended that the shareholders of such corporation approve this Plan; and

              WHEREAS, no shareholder of Production will become personally liable for the liabilities or obligations of any other person or entity as a result of the Merger;

              NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto have agreed and do hereby agree, subject to the conditions hereinafter set forth, as follows:

                                   ARTICLE I
                    MERGER AND NAME OF SURVIVING CORPORATION

              At the Effective Time, as hereinafter defined, Production shall be merged with and into Carrizo Oil & Gas, and Carrizo Oil & Gas is hereby also designated as the "Surviving Corporation" and shall not be a new corporation and shall continue its corporate existence as a Texas corporation governed by the laws of the State of Texas.


                                 ARTICLE XVIII
                         TERMS AND CONDITIONS OF MERGER

              At the Effective Time, the Merger shall have the effect specified in the TBCA with respect to Production and with respect to the Surviving Corporation.


                                 ARTICLE XVIIII
                     MANNER AND BASIS OF CONVERTING SHARES

              (a) Subject to paragraph (a) of Article VII hereof and paragraph (d) of this Article III, at the Effective Time, each share of Production Common Stock issued and outstanding immediately prior to the Effective Time, other than Production Common Stock that is to be canceled pursuant to paragraph (b) of this Article III, shall be converted into and represent the right to receive 70 shares of Common Stock (the "Production Merger Consideration").

              (b) At the Effective Time, each share of Production Common Stock that is held by Production or any subsidiary thereof as treasury stock immediately prior to the Effective Time shall be canceled, and no payment shall be made with respect thereto.

              (c) At the Effective Time, each share of Common Stock outstanding immediately prior to the Effective Time shall remain outstanding and continue unchanged as one share of Common Stock.

              (d) No fractional shares of Common Stock shall be issued in the Merger. Each holder of shares of Production Common Stock will be issued a whole share of Common Stock in lieu of any fractional share interest to which such holder would otherwise be entitled.


                                   ARTICLE IV
                       ARTICLES OF INCORPORATION, BYLAWS
                           AND OFFICERS AND DIRECTORS

              (a) The Articles of Incorporation of Carrizo Oil & Gas in effect immediately prior to the Effective Time shall be and constitute the Articles of Incorporation of the Surviving Corporation, until duly amended in accordance with the terms thereof and the TBCA.

              (b) The Bylaws of Carrizo Oil & Gas in effect immediately prior to the Effective Time shall be and constitute the Bylaws of the Surviving Corporation, until duly amended in accordance with the terms thereof and the TBCA.

              (c) The directors of Carrizo Oil & Gas immediately prior to the Effective Time shall thereafter continue to be the directors of the Surviving Corporation. The officers of Carrizo Oil & Gas in office immediately prior to the Effective Time shall thereafter continue to be the officers of the Surviving Corporation. Each such director and officer will hold office in accordance with the Articles of Incorporation and Bylaws of the Surviving Corporation.


                                   ARTICLE V
                   APPROVAL AND EFFECTIVE TIME OF THE MERGER

              The Merger shall be effected when all the following actions in paragraphs (a) through (c) have been taken:

              (a) This Plan shall have been approved by the shareholders of the Constituent Corporations in accordance with the TBCA;

              (b) Articles of Merger pursuant to the TBCA shall have been filed with the Secretary of State of the State of Texas; and

              (c) Each of the conditions of the Constituent Corporations set forth in Sections 14.1, 14.3 and 14.7 of the Combination Agreement shall have been satisfied or waived.

The Surviving Corporation shall file a statement complying with Article 10.03 of the TBCA with the Secretary of State of the State of Texas, within 90 days of the date of the filing of the Articles of Merger, setting forth the time and date upon which all the conditions set forth in paragraphs (a), (b) and (c) of this Article V have been satisfied (such time and date being referred to as the "Effective Time").

                                   ARTICLE VI
                              ABANDONMENT OF PLAN

              This Plan may be abandoned at any time prior to the Effective Time by the filing with the Secretary of State of the State of Texas of a statement complying with Section 5.03(I) of the TBCA stating that this Plan has been abandoned. In the event of the abandonment of this Plan pursuant to this
Article VI, this Plan and the transactions contemplated hereby shall become void and have no effect, without any liability on the part of either Constituent Corporation or their respective directors, officers or stockholders, as the case may be, in respect of this Plan.

                                  ARTICLE VII
                                 MISCELLANEOUS

              (a) Notwithstanding paragraph (a) of Article III hereof, shares of Production Common Stock outstanding immediately prior to the Effective Time and held by a holder who makes a written demand for the payment of the fair value of such holder's shares in the manner provided under the TBCA (a "Dissenting Shareholder") shall not be converted into the right to receive the Production Merger Consideration, unless such holder shall have failed to perfect or shall have effectively withdrawn or lost his right to payment of the fair value of his shares of Production Common Stock under the TBCA. If after the Effective Time such holder shall have failed to perfect or shall have effectively withdrawn or lost his right to payment of the fair value of his shares of Production Common Stock under the TBCA, such shares of Production Common Stock shall be treated as if they had been converted as of the Effective Time into the right to receive the Production Merger Consideration. Production shall give the Carrizo Oil & Gas prompt notice of any objections or demands received by Production from any shareholder exercising his right to dissent, and, prior to the Effective Time, Carrizo Oil & Gas shall have the right to participate in all negotiations and proceedings with respect thereto. Prior to the Effective Time, Production shall not, except with the prior written consent of Carrizo Oil & Gas, make any payment with respect to, or settle or offer or agree to settle, any such demands.

              (b) This Plan shall be governed by and construed in accordance with the laws of the State of Texas.

              (c) If at any time the Surviving Corporation shall consider or be advised that any further assignment, assurance or other action is necessary or desirable to vest in the Surviving Corporation the title to any property or right of either of the Constituent Corporations or otherwise to carry out the purposes of this Agreement, the proper officers, directors or representatives of the relevant Constituent Corporation shall execute and make all such proper assignments or assurances and take such other actions. The proper officers, directors or representatives of the Surviving Corporation are hereby authorized in the name of each of the Constituent Corporations, or otherwise, to take any and all such action.

              IN WITNESS WHEREOF, the undersigned have caused this Plan of Merger to be executed this 6th day of June, 1997.



                                                  CARRIZO PRODUCTION, INC.


                                                  By:
                                                     ---------------------------
                                                  Name:
                                                  Title:


                                                  CARRIZO OIL & GAS, INC.


                                                  By:
                                                     ---------------------------
                                                  Name:
                                                  Title:

                                                                       EXHIBIT B

                   TRANSFEROR REPRESENTATIONS AND WARRANTIES

       The undersigned hereby represents and warrants to Carrizo Oil & Gas, Inc., a Texas corporation (the "Company"), the following (capitalized terms used herein shall have the meanings given to them in the Combination Agreement dated as of June 6, 1997 among the Company and the other parties thereto (the "Combination Agreement"):

       (a)    EXPERIENCE; STATUS.

              (i) The undersigned has experience in analyzing and investing in companies like the Company and is capable of evaluating the merits and risks of his investment in the Company and has the capacity to protect his own interests. To the extent necessary, the undersigned has retained, at his own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of the Combination Transactions, or any part thereof, and owning the shares of Common Stock the undersigned will receive pursuant to the Combination Transactions (the "Shares"), it being understood that the Company has not retained legal or financial advisors on behalf of the undersigned.

              (ii) The undersigned is an Accredited Investor, is able to bear the economic risk of his investment in the Shares and has sufficient net worth to sustain a loss of his entire investment in the Company without economic hardship if such loss should occur.

       (b)    ACCESS TO COMPANY INFORMATION.

              (i) The undersigned has had an opportunity to discuss the Company's business, management and financial affairs with the members of the Company's management and has had the opportunity to review the Company's facilities. The undersigned has also had an opportunity to ask questions of the officers of the Company, which questions were answered to his satisfaction. The undersigned acknowledges that he is familiar with all aspects of the Company's business.

              (ii) The undersigned has received and carefully reviewed a copy of the Offering Memorandum. The undersigned understands that information in such Offering Memorandum is preliminary and subject to change. The undersigned acknowledges that he has reviewed the information in such Offering Memorandum solely for general background purposes and that, in particular, information with respect to the Company, the Offering and the Combination Transactions, is expected to change prior to the closing of the Combination Transactions. The undersigned recognizes that he will receive no supplement or amendment to such Offering Memorandum.
       The undersigned acknowledges that his investment decision is based primarily on his familiarity with the assets the Company currently owns and may acquire and the Company's management.

              (iii) The undersigned has received no representations or warranties from the Company, or its employees, affiliates, attorneys, accountants or agents, except as set forth in the Combination Agreement.

              (iv) The undersigned understands that the purchase of the Shares involves numerous risks, including those outlined in the Offering Memorandum.

       (c)    INVESTMENT PURPOSES; RULE 144.

              (i) The undersigned is acquiring Shares solely for investment for his own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. The undersigned understands that the Shares have not been registered under the Securities Act or applicable state and other securities laws by reason of a specific exemption from the registration provisions of the Securities Act and applicable state and other securities laws, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the undersigned's representations as expressed herein. The undersigned understands that the Company is relying, in part, upon the representations and warranties contained in this consent for the purpose of determining whether the Combination Transactions meet the requirements for such exemptions.

              (ii) The undersigned acknowledges and understands that he must bear the economic risk of his investment in the Shares for an indefinite period of time because the Shares must be held indefinitely unless subsequently registered under the Securities Act and applicable state and other securities laws or unless an exemption from such registration is available. The undersigned understands that, except as described in the Offering Memorandum, the Company has not agreed to and does not plan to file a registration statement to register the resale of the Shares under the Securities Act.

              (iii) The undersigned is aware of the current provisions of Rule 144 promulgated under the Securities Act which permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the securities, the availability of certain current public information about the issuer of the securities, the resale occurring not less than two years (soon to be amended to one year) after a party has purchased from an issuer or its affiliate and paid the full purchase price for the securities to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of securities being sold during any three-month period not exceeding specified limitations. The undersigned understands that any transfer agent of the Company will be issued stop-transfer instructions with respect to such Shares unless such transfer is subsequently registered under the Securities Act and applicable state and other securities laws or unless an exemption from such registration is available.

       (d) OTHER. The undersigned acknowledges and agrees that the foregoing representations are true as of the date hereof, the time of receipt of Shares and the time of the vote on and effective time of any merger or other transaction that resulted in the issuance of Shares.

       (e) ADDITIONAL RESTRICTION ON TRANSFER. The undersigned has received a copy of the Amended and Restated Bylaws of the Company and understands that the Shares will be subject to the restrictions on transfer
contained in Article I of such Bylaws.   The undersigned also acknowledges and
agrees to be bound by the restrictions on transfer of the Shares in Section
16.3 of the Combination Agreement.






                                                  ------------------------------
                                                  [signature]

                                                                       EXHIBIT C



                                 PLAN OF MERGER
                                    MERGING
                            ENCINITAS PARTNERS LTD.
                         (A TEXAS LIMITED PARTNERSHIP)
                                 WITH AND INTO
                             CARRIZO OIL & GAS INC.
                             (A TEXAS CORPORATION)


              This Plan of Merger (this "Plan") is between Encinitas Partners Ltd., a Texas limited partnership ("Encinitas"), and Carrizo Oil & Gas, Inc., a Texas corporation ("Carrizo Oil & Gas") (Encinitas and Carrizo Oil & Gas being hereinafter collectively referred to as the "Constituent Entities").

                              W I T N E S S E T H:

              WHEREAS, Encinitas is a limited partnership duly organized and existing under the laws of the State of Texas; and

              WHEREAS, Carrizo Oil & Gas is a corporation duly organized and existing under the laws of the State of Texas with an authorized capital of (a) 40,000,000 shares of common stock, par value $.01 per share ("Common Stock"), of which 5,210,000 shares are issued and outstanding and (b) 10,000,000 shares of Preferred Stock, par value $.01 per share, of which no shares are issued and outstanding; and

              WHEREAS, Encinitas and Carrizo Oil & Gas are parties to a certain Combination Agreement dated as of June 6, 1997 (the "Combination Agreement"); and

              WHEREAS, the board of directors of Carrizo Production, Inc., a Texas corporation and the general partner of Encinitas, has deemed the merger of Encinitas with and into Carrizo Oil & Gas under and pursuant to the Texas Revised Limited Partnership Act (the "TRLPA") and the Texas Business Corporation Act (the "TBCA") as contemplated herein (the "Merger") advisable and in the best interest of Encinitas and the partners of Encinitas, and has approved, and recommended the limited partners of Encinitas approve, (a) the amendment (the "Partnership Agreement Amendment") to the Amended and Restated Agreement of Limited Partnership of Encinitas Partners Ltd. (the "Encinitas Partnership Agreement") to permit the Merger upon the vote of a majority in interest of the limited partners of Encinitas and (b) this Plan and the Merger; and

              WHEREAS, the board of directors of Carrizo Oil & Gas has deemed the Merger advisable and in the best interest of Carrizo Oil & Gas and its shareholders and accordingly has approved, and recommended that the shareholders of Carrizo Oil & Gas approve, this Plan and the Merger; and

              WHEREAS, no partner of Encinitas will become personally liable for the liabilities or obligations of any other person or entity as a result of the Merger;

              NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto have agreed and do hereby agree, subject to the conditions hereinafter set forth, as follows:


                                  ARTICLE I
                   MERGER AND NAME OF SURVIVING CORPORATION

              At the Effective Time, as hereinafter defined, Encinitas shall be merged with and into Carrizo Oil & Gas, and Carrizo Oil & Gas is hereby also designated as the "Surviving Corporation" and shall not be a new corporation and shall continue its corporate existence as a Texas corporation governed by the laws of the State of Texas.


                                  ARTICLE XIXI
                         TERMS AND CONDITIONS OF MERGER

              At the Effective Time, the Merger shall have the effect specified in the TRLPA and the TBCA, respectively, with respect to Encinitas and with respect to the Surviving Corporation.


                                  ARTICLE XXI
                     MANNER AND BASIS OF CONVERTING SHARES

              (a) Subject to paragraph (e) of this Article III, at the Effective Time, all of the limited partner interests in Encinitas (the "Encinitas Limited Partner Interests") outstanding immediately prior to the Effective Time, other than Encinitas Limited Partner Interests that are to be canceled pursuant to paragraph (b) of this Article III, shall be converted into and represent the right to receive the Encinitas Merger Consideration (defined below) payable to the holder of such Encinitas Limited Partner Interest. As used herein, the following terms have the meanings specified below:

       Encinitas After Payout Consideration means, with respect to each Encinitas Limited Partner Interest, the product of (i) 1,166,111 shares of Common Stock multiplied by (ii) the percentage set forth on Schedule A hereto as the After Payout Percentage with respect to such Encinitas Limited Partner Interest.

       Encinitas Before Payout Consideration means, with respect to each Encinitas Limited Partner Interest, the product of (i) 506,389 shares of Common Stock multiplied by (ii) the percentage set forth on Schedule A hereto as the Before Payout Percentage with respect to such Encinitas Limited Partner Interest.

       Encinitas Merger Consideration means, with respect to each Encinitas Limited Partner Interest, the sum of the Encinitas Before Payout Consideration and the Encinitas After Payout Consideration with respect to such Encinitas Limited Partner Interest.

              (b) At the Effective Time, any Encinitas Limited Partner Interests outstanding immediately prior to the Effective Time that are held by Encinitas or any subsidiary thereof or by Carrizo Oil & Gas shall be canceled, and no payment shall be made with respect thereto.

              (c) At the Effective Time, all general partner interests in Encinitas outstanding immediately prior to the Effective Time shall be canceled, and no payment shall be made with respect thereto.

              (d) At the Effective Time, each share of Common Stock outstanding immediately prior to the Effective Time shall remain outstanding and continue unchanged as one share of Common Stock.

              (e) No fractional shares of Common Stock shall be issued in the Merger. Each holder of Encinitas Limited Partner Interests will be issued a whole share of Common Stock in lieu of any fractional share interest to which such holder would otherwise be entitled.


                                   ARTICLE IV
                       ARTICLES OF INCORPORATION, BYLAWS
                           AND OFFICERS AND DIRECTORS

              (a) The Articles of Incorporation of Carrizo Oil & Gas in effect immediately prior to the Effective Time shall be and constitute the Articles of Incorporation of the Surviving Corporation, until duly amended in accordance with the terms thereof and the TBCA.

              (b) The Bylaws of Carrizo Oil & Gas in effect immediately prior to the Effective Time shall be and constitute the Bylaws of the Surviving Corporation, until duly amended in accordance with the terms thereof and the TBCA.

              (c) The directors of Carrizo Oil & Gas immediately prior to the Effective Time shall thereafter continue to be the directors of the Surviving Corporation. The officers of Carrizo Oil & Gas in office immediately prior to the Effective Time shall thereafter continue to be the officers of the Surviving Corporation. Each such director and officer will hold office in accordance with the Articles of Incorporation and Bylaws of the Surviving Corporation.


                                   ARTICLE V
                   APPROVAL AND EFFECTIVE TIME OF THE MERGER

              The Merger shall be effected when all the following actions in paragraphs (a) through (d) have been taken:

              (a) The Partnership Agreement Amendment and this Plan shall have been approved by the partners of Encinitas in accordance with the TRLPA and the Encinitas Partnership Agreement;

              (b) This Plan shall have been approved by the shareholders of Carrizo Oil & Gas in accordance with the TBCA;

              (c) Articles of Merger pursuant to the TBCA shall have been filed with the Secretary of State of the State of Texas; and

              (d) Each of the conditions of the Constituent Entities set forth in Sections 14.1, 14.4 and 14.7 of the Combination Agreement shall have been satisfied or waived.

The Surviving Corporation shall file a statement complying with Section 2.12 of the TRLPA and Article 10.03 of the TBCA with the Secretary of State of the State of Texas, within 90 days of the date of the filing of the Articles of Merger, setting forth the time and date upon which the conditions set forth in paragraphs (a), (b), (c) and (d) of this Article V have been satisfied (such time and date being referred to as the "Effective Time").


                                   ARTICLE VI
                              ABANDONMENT OF PLAN

              This Plan may be abandoned at any time prior to the Effective Time by the filing with the Secretary of State of the State of Texas of a statement complying with Section 2.12 of the TRLPA and Section 5.03(I) of the TBCA stating that this Plan has been abandoned. In the event of the abandonment of this Plan pursuant to this Article VI, this Plan and the transactions contemplated hereby shall become void and have no effect, without any liability on the part of either Constituent Entity or their respective directors, officers, partners or shareholders, as the case may be, in respect of this Plan.


                                  ARTICLE VII
                                 MISCELLANEOUS

              (a) This Plan shall be governed by and construed in accordance with the laws of the State of Texas.

              (b) If at any time the Surviving Corporation shall consider or be advised that any further assignment, assurance or other action is necessary or desirable to vest in the Surviving Corporation the title to any property or right of either of the Constituent Entities or otherwise to carry out the purposes of this Agreement, the proper officers, directors or representatives of the relevant Constituent Entity shall execute and make all such proper assignments or assurances and take such other actions. The proper officers, directors or representatives of the Surviving Corporation are hereby authorized in the name of each of the Constituent Entity, or otherwise, to take any and all such action.

              IN WITNESS WHEREOF, the undersigned have caused this Plan of Merger to be executed this 6th day of June, 1997.



                                              ENCINITAS PARTNERS LTD.

                                              By:    Carrizo Production, Inc.,
                                                     as general partner


                                                     By:
                                                        -----------------------
                                                     Name:
                                                     Title:


                                              CARRIZO OIL & GAS, INC.




                                              By:
                                                 ------------------------------
                                              Name:
                                              Title:

                                   SCHEDULE A

                 ENCINITAS LIMITED PARTNER INTEREST PERCENTAGES


                                                          CAPITAL          BEFORE PAYOUT       AFTER PAYOUT
                      PARTNER                          CONTRIBUTION         PERCENTAGE          PERCENTAGE
                      -------                          ------------         ----------          ----------
 Initial Limited Partners:
         Partner                                           $201,891.67           5.76833%           8.87654%
         Partner                                            201,891.67           5.76833            8.87654
         Partner                                            201,891.66           5.76833            8.87654
         Partner                                                50,225           1.43500            1.46035
         Partner                                                70,100           2.00286            3.08143
         Partner                                                75,000           2.14286            2.14286
                                                          ------------        ----------         ----------

 Total Initial Limited Partners                           $    801,000          22.88571%          33.31426%
 Additional Limited Partners:
         Partner                                          $    250,000           7.14286%           3.57143%
         Partner                                               275,000           7.85714            3.92857
         Partner                                                50,000           1.42857            0.71429
         Partner                                                50,000           1.42857            0.71429
         Partner                                                50,000           1.42857            0.71429
         Partner                                                50,000           1.42857            0.71429
         Partner                                               300,000           8.57143            4.28571
         Partner                                               200,000           5.71429            2.85714
         Partner                                                25,000           0.71429            0.35714
         Partner                                               100,000           2.85714            1.42857
         Partner                                               150,000           4.28571            2.14286
         Partner                                               150,000           4.28571            2.14286
         Partner                                               100,000           2.85714            1.42857
         Partner                                                75,000           2.14286            1.07143

                                                          CAPITAL          BEFORE PAYOUT       AFTER PAYOUT
                      PARTNER                          CONTRIBUTION         PERCENTAGE          PERCENTAGE
                      -------                          ------------         ----------          ----------
 Additional Limited Partners (continued):
         Partner                                               100,000           2.85714            1.42857
         Partner                                               100,000           2.85714            1.42857
         Partner                                               100,000           2.85714            1.42857
         Partner                                               100,000           2.85714            1.42857
         Partner                                                50,000           1.42857            0.71429
         Partner                                                50,000           1.42857            0.71429
         Partner                                               100,000           2.85714            1.42857
         Partner                                               100,000           2.85714            1.42857
         Partner                                                50,000           1.42857            0.71429
         Partner                                                50,000           1.42857            0.71429
         Partner                                                25,000           0.71429            0.35714
                                                           -----------         ---------          ---------
 Total Additional Limited Partners                         $ 2,650,000          75.71429%          37.85714%
                                                           -----------         ---------          ---------
 Total Limited Partners                                    $ 3,451,000          98.60000%          71.17140%
 General Partner:
         Partner                                           $    49,000           1.40000%          28.82860%
                                                           -----------         ---------          ---------
 Total General and Limited Partners                        $ 3,500,000         100.00000%         100.00000%
                                                           ===========         ==========         ==========

                                                                       EXHIBIT D

                                 PLAN OF MERGER
                                    MERGING
                             LA ROSA PARTNERS LTD.
                         (A TEXAS LIMITED PARTNERSHIP)
                                 WITH AND INTO
                             CARRIZO OIL & GAS INC.
                             (A TEXAS CORPORATION)


              This Plan of Merger (this "Plan") is between La Rosa Partners Ltd., a Texas limited partnership ("La Rosa"), and Carrizo Oil & Gas, Inc., a Texas corporation ("Carrizo Oil & Gas") (La Rosa and Carrizo Oil & Gas being hereinafter collectively referred to as the "Constituent Entities").

                              W I T N E S S E T H:

              WHEREAS, La Rosa is a limited partnership duly organized and existing under the laws of the State of Texas; and

              WHEREAS, Carrizo Oil & Gas is a corporation duly organized and existing under the laws of the State of Texas with an authorized capital of (a) 40,000,000 shares of common stock, par value $.01 per share ("Common Stock"), of which 5,210,000 shares are issued and outstanding and (b) 10,000,000 shares of Preferred Stock, par value $.01 per share, of which no shares are issued and outstanding; and

              WHEREAS, La Rosa and Carrizo Oil & Gas are parties to a certain Combination Agreement dated as of June 6, 1997 (the "Combination Agreement"); and

              WHEREAS, the board of directors of Carrizo Oil & Gas, as the general partner of La Rosa, has deemed the merger of La Rosa with and into Carrizo Oil & Gas under and pursuant to the Texas Revised Limited Partnership Act (the "TRLPA") and the Texas Business Corporation Act (the "TBCA") as contemplated herein (the "Merger") advisable and in the best interest of La Rosa and the partners of La Rosa, and has approved, and recommended the limited partners of La Rosa approve, (a) the amendment (the "Partnership Agreement Amendment") to the Amended and Restated Agreement of Limited Partnership of La Rosa Partners Ltd. (the "La Rosa Partnership Agreement") to permit the Merger upon the vote of a majority in interest of the limited partners of La Rosa and
(b) this Plan and the Merger; and

              WHEREAS, the board of directors of Carrizo Oil & Gas has deemed the Merger advisable and in the best interest of Carrizo Oil & Gas and its shareholders and accordingly has approved, and recommended that the shareholders of Carrizo Oil & Gas approve, this Plan and the Merger; and

              WHEREAS, no partner of La Rosa will become personally liable for the liabilities or obligations of any other person or entity as a result of the Merger;

              NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto have agreed and do hereby agree, subject to the conditions hereinafter set forth, as follows:


                                  ARTICLE I
                   MERGER AND NAME OF SURVIVING CORPORATION

              At the Effective Time, as hereinafter defined, La Rosa shall be merged with and into Carrizo Oil & Gas, and Carrizo Oil & Gas is hereby also designated as the "Surviving Corporation" and shall not be a new corporation and shall continue its corporate existence as a Texas corporation governed by the laws of the State of Texas.


                                  ARTICLE XXII
                         TERMS AND CONDITIONS OF MERGER

              At the Effective Time, the Merger shall have the effect specified in the TRLPA and the TBCA, respectively, with respect to La Rosa and with respect to the Surviving Corporation.


                                 ARTICLE XXIII
                     MANNER AND BASIS OF CONVERTING SHARES

              (a) Subject to paragraph (e) of this Article III, at the Effective Time, all of the limited partner interests in La Rosa (the "La Rosa Limited Partner Interests") outstanding immediately prior to the Effective Time, other than La Rosa Limited Partner Interests that are to be canceled pursuant to paragraph (b) of this Article III, shall be converted into and represent the right to receive the La Rosa Merger Consideration (defined below) payable to the holder of such La Rosa Limited Partner Interest. As used herein, the following terms have the meanings specified below:

              La Rosa Merger Consideration means, with respect to each La Rosa Limited Partner Interest, the sum of the product of (i) 48,700 multiplied by
(ii) the percentage set forth on Schedule A hereto with respect to such La Rosa Limited Partner Interest.

              (b) At the Effective Time, any La Rosa Limited Partner Interests outstanding immediately prior to the Effective Time that are held by La Rosa or any subsidiary thereof or by Carrizo Oil & Gas shall be canceled, and no payment shall be made with respect thereto.

              (c) At the Effective Time, all general partner interests in La Rosa outstanding immediately prior to the Effective Time shall be canceled, and no payment shall be made with respect thereto.

              (d) At the Effective Time, each share of Common Stock outstanding immediately prior to the Effective Time shall remain outstanding and continue unchanged as one share of Common Stock.

              (e) No fractional shares of Common Stock shall be issued in the Merger. Each holder of La Rosa Limited Partner Interests will be issued a whole share of Common Stock in lieu of any fractional share interest to which such holder would otherwise be entitled.


                                   ARTICLE IV
                       ARTICLES OF INCORPORATION, BYLAWS
                           AND OFFICERS AND DIRECTORS

              (a) The Articles of Incorporation of Carrizo Oil & Gas in effect immediately prior to the Effective Time shall be and constitute the Articles of Incorporation of the Surviving Corporation, until duly amended in accordance with the terms thereof and the TBCA.

              (b) The Bylaws of Carrizo Oil & Gas in effect immediately prior to the Effective Time shall be and constitute the Bylaws of the Surviving Corporation, until duly amended in accordance with the terms thereof and the TBCA.

              (c) The directors of Carrizo Oil & Gas immediately prior to the Effective Time shall thereafter continue to be the directors of the Surviving Corporation. The officers of Carrizo Oil & Gas in office immediately prior to the Effective Time shall thereafter continue to be the officers of the Surviving Corporation. Each such director and officer will hold office in accordance with the Articles of Incorporation and Bylaws of the Surviving Corporation.


                                   ARTICLE V
                   APPROVAL AND EFFECTIVE TIME OF THE MERGER

              The Merger shall be effected when all the following actions in paragraphs (a) through (d) have been taken:

              (a) The Partnership Agreement Amendment and this Plan shall have been approved by the partners of La Rosa in accordance with the TRLPA and the La Rosa Partnership Agreement;

              (b) This Plan shall have been approved by the shareholders of Carrizo Oil & Gas in accordance with the TBCA;

              (c) Articles of Merger pursuant to the TBCA shall have been filed with the Secretary of State of the State of Texas; and

              (d) Each of the conditions of the Constituent Entities set forth in Sections 14.1, 14.5 and 14.7 of the Combination Agreement shall have been satisfied or waived.

The Surviving Corporation shall file a statement complying with Section 2.12 of the TRLPA and Article 10.03 of the TBCA with the Secretary of State of the State of Texas, within 90 days of the date of the filing of the Articles of Merger, setting forth the time and date upon which the conditions set forth in paragraphs (a), (b), (c) and (d) of this Article V have been satisfied (such time and date being referred to as the "Effective Time").


                                   ARTICLE VI
                              ABANDONMENT OF PLAN

              This Plan may be abandoned at any time prior to the Effective Time by the filing with the Secretary of State of the State of Texas of a statement complying with Section 2.12 of the TRLPA and Section 5.03(I) of the TBCA stating that this Plan has been abandoned. In the event of the abandonment of this Plan pursuant to this Article VI, this Plan and the transactions contemplated hereby shall become void and have no effect, without any liability on the part of either Constituent Entity or their respective directors, officers, partners or shareholders, as the case may be, in respect of this Plan.

                                  ARTICLE VII
                                 MISCELLANEOUS

              (a) This Plan shall be governed by and construed in accordance with the laws of the State of Texas.

              (b) If at any time the Surviving Corporation shall consider or be advised that any further assignment, assurance or other action is necessary or desirable to vest in the Surviving Corporation the title to any property or right of either of the Constituent Entities or otherwise to carry out the purposes of this Agreement, the proper officers, directors or representatives of the relevant Constituent Entity shall execute and make all such proper assignments or assurances and take such other actions. The proper officers, directors or representatives of the Surviving Corporation are hereby authorized in the name of each of the Constituent Entity, or otherwise, to take any and all such action.

              IN WITNESS WHEREOF, the undersigned have caused this Plan of Merger to be executed this 6th day of June, 1997.




                                            LA ROSA PARTNERS LTD.

                                            By:    Carrizo Oil & Gas, Inc.,
                                                   as general partner


                                                   By:
                                                      -----------------------
                                                   Name:
                                                   Title:


                                            CARRIZO OIL & GAS, INC.


                                            By:
                                               ------------------------------
                                            Name:
                                            Title:

                                   SCHEDULE A

                  LA ROSA LIMITED PARTNER INTEREST PERCENTAGES


                                           CAPITAL
                    PARTNER              CONTRIBUTION         PERCENTAGE
                    -------              ------------         ----------
Limited Partners:

        Partner                              $67,500               15%

        Partner                               67,500               15

        Partner                               67,500               15

        Partner                               22,500                5
                                            --------              ---
Total Limited Partners                      $225,000               50%

General Partner:

        Partner                             $225,000               50%
                                            --------              ---
Total General and Limited Partners          $450,000              100%
                                            ========              ===

                                                                       EXHIBIT E



                                 PLAN OF MERGER
                                    MERGING
                             CARRIZO PARTNERS LTD.
                         (A TEXAS LIMITED PARTNERSHIP)
                                 WITH AND INTO
                             CARRIZO OIL & GAS INC.
                             (A TEXAS CORPORATION)


              This Plan of Merger (this "Plan") is between Carrizo Partners Ltd., a Texas limited partnership ("Carrizo Partners"), and Carrizo Oil & Gas, Inc., a Texas corporation ("Carrizo Oil & Gas") (Carrizo Partners and Carrizo Oil & Gas being hereinafter collectively referred to as the "Constituent Entities").

                              W I T N E S S E T H:

              WHEREAS, Carrizo Partners is a limited partnership duly organized and existing under the laws of the State of Texas; and

              WHEREAS, Carrizo Oil & Gas is a corporation duly organized and existing under the laws of the State of Texas with an authorized capital of (a) 40,000,000 shares of common stock, par value $.01 per share ("Common Stock"), of which 5,210,000 shares are issued and outstanding and (b) 10,000,000 shares of Preferred Stock, par value $.01 per share, of which no shares are issued and outstanding; and

              WHEREAS, Carrizo Partners and Carrizo Oil & Gas are parties to a certain Combination Agreement dated as of June 6, 1997 (the "Combination Agreement"); and

              WHEREAS, the board of directors of Carrizo Oil & Gas, as the general partner of Carrizo Partners, has deemed the merger of Carrizo Partners with and into Carrizo Oil & Gas under and pursuant to the Texas Revised Limited Partnership Act (the "TRLPA") and the Texas Business Corporation Act (the "TBCA") as contemplated herein (the "Merger") advisable and in the best interest of Carrizo Partners and the partners of Carrizo Partners, and has approved, and recommended the limited partners of Carrizo Partners approve, (a) the amendment (the "Partnership Agreement Amendment") to the Amended and Restated Agreement of Limited Partnership of Carrizo Partners Ltd. (the "Carrizo Partners Partnership Agreement") to permit the Merger upon the vote of a majority in interest of the limited partners of Carrizo Partners and (b) this Plan and the Merger; and


              WHEREAS, the board of directors of Carrizo Oil & Gas has deemed the Merger advisable and in the best interest of Carrizo Oil & Gas and its shareholders and accordingly has approved, and recommended that the shareholders of Carrizo Oil & Gas approve, this Plan and the Merger; and

              WHEREAS, no partner of Carrizo Partners will become personally liable for the liabilities or obligations of any other person or entity as a result of the Merger;

              NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto have agreed and do hereby agree, subject to the conditions hereinafter set forth, as follows:

                                  ARTICLE I
                   MERGER AND NAME OF SURVIVING CORPORATION

              At the Effective Time, as hereinafter defined, Carrizo Partners shall be merged with and into Carrizo Oil & Gas, and Carrizo Oil & Gas is hereby also designated as the "Surviving Corporation" and shall not be a new corporation and shall continue its corporate existence as a Texas corporation governed by the laws of the State of Texas.

                                 ARTICLE XXIIII
                         TERMS AND CONDITIONS OF MERGER

              At the Effective Time, the Merger shall have the effect specified in the TRLPA and the TBCA, respectively, with respect to Carrizo Partners and with respect to the Surviving Corporation.

                                 ARTICLE XXIVI
                     MANNER AND BASIS OF CONVERTING SHARES

              (a) Subject to paragraph (e) of this Article III, at the Effective Time, all of the limited partner interests in Carrizo Partners (the "Carrizo Partners Limited Partner Interests") outstanding immediately prior to the Effective Time, other than Carrizo Partners Limited Partner Interests that are to be canceled pursuant to paragraph (b) of this Article III, shall be converted into and represent the right to receive the Carrizo Partners Merger Consideration (defined below) payable to the holder of such Carrizo Partners Limited Partner Interest. As used herein, the following terms have the meanings specified below:

       Carrizo Partners After Payout Consideration means, with respect to each Carrizo Partners Limited Partner Interest, the product of (i) 707,358 shares of Common Stock multiplied by (ii) the percentage set forth on Schedule A hereto as the After Payout Percentage with respect to such Carrizo Partners Limited Partner Interest.


       Carrizo Partners Before Payout Consideration means, with respect to each Carrizo Partners Limited Partner Interest, the product of (i) 98,892 shares of Common Stock multiplied by (ii) the percentage set forth on Schedule A hereto as the Before Payout Percentage with respect to such Carrizo Partners Limited Partner Interest.

       Carrizo Partners Merger Consideration means, with respect to each Carrizo Partners Limited Partner Interest, the sum of the Carrizo Partners Before Payout Consideration and the Carrizo Partners After Payout Consideration with respect to such Carrizo Partners Limited Partner Interest.

              (b) At the Effective Time, any Carrizo Partners Limited Partner Interests outstanding immediately prior to the Effective Time that are held by Carrizo Partners or any subsidiary thereof or by Carrizo Oil & Gas shall be canceled, and no payment shall be made with respect thereto.

              (c) At the Effective Time, all general partner interests in Carrizo Partners outstanding immediately prior to the Effective Time shall be canceled, and no payment shall be made with respect thereto.

              (d) At the Effective Time, each share of Common Stock outstanding immediately prior to the Effective Time shall remain outstanding and continue unchanged as one share of Common Stock.

              (e) No fractional shares of Common Stock shall be issued in the Merger. Each holder of Carrizo Partners Limited Partner Interests will be issued a whole share of Common Stock in lieu of any fractional share interest to which such holder would otherwise be entitled.

                                   ARTICLE IV
                       ARTICLES OF INCORPORATION, BYLAWS
                           AND OFFICERS AND DIRECTORS

              (a) The Articles of Incorporation of Carrizo Oil & Gas in effect immediately prior to the Effective Time shall be and constitute the Articles of Incorporation of the Surviving Corporation, until duly amended in accordance with the terms thereof and the TBCA.

              (b) The Bylaws of Carrizo Oil & Gas in effect immediately prior to the Effective Time shall be and constitute the Bylaws of the Surviving Corporation, until duly amended in accordance with the terms thereof and the TBCA.

              (c) The directors of Carrizo Oil & Gas immediately prior to the Effective Time shall thereafter continue to be the directors of the Surviving Corporation. The officers of Carrizo Oil & Gas in office immediately prior to the Effective Time shall thereafter continue to be the officers of the Surviving Corporation. Each such director and officer will hold office in accordance with the Articles of Incorporation and Bylaws of the Surviving Corporation.

                                   ARTICLE V
                   APPROVAL AND EFFECTIVE TIME OF THE MERGER

              The Merger shall be effected when all the following actions in paragraphs (a) through (d) have been taken:

              (a) The Partnership Agreement Amendment and this Plan shall have been approved by the partners of Carrizo Partners in accordance with the TRLPA and the Carrizo Partners Partnership Agreement;

              (b) This Plan shall have been approved by the shareholders of Carrizo Oil & Gas in accordance with the TBCA;

              (c) Articles of Merger pursuant to the TBCA shall have been filed with the Secretary of State of the State of Texas; and

              (d) Each of the conditions of the Constituent Entities set forth in Sections 14.1, 14.6 and 14.7 of the Combination Agreement shall have been satisfied or waived.

The Surviving Corporation shall file a statement complying with Section 2.12 of the TRLPA and Article 10.03 of the TBCA with the Secretary of State of the State of Texas, within 90 days of the date of the filing of the Articles of Merger, setting forth the time and date upon which the conditions set forth in paragraphs (a), (b), (c) and (d) of this Article V have been satisfied (such time and date being referred to as the "Effective Time").

                                   ARTICLE VI
                              ABANDONMENT OF PLAN

              This Plan may be abandoned at any time prior to the Effective Time by the filing with the Secretary of State of the State of Texas of a statement complying with Section 2.12 of the TRLPA and Section 5.03(I) of the TBCA stating that this Plan has been abandoned. In the event of the abandonment of this Plan pursuant to this Article VI, this Plan and the transactions contemplated hereby shall become void and have no effect, without any liability on the part of either Constituent Entity or their respective directors, officers, partners or shareholders, as the case may be, in respect of this Plan.

                                  ARTICLE VII
                                 MISCELLANEOUS

              (a) This Plan shall be governed by and construed in accordance with the laws of the State of Texas.

              (b) If at any time the Surviving Corporation shall consider or be advised that any further assignment, assurance or other action is necessary or desirable to vest in the Surviving Corporation the title to any property or right of either of the Constituent Entities or otherwise to carry out the purposes of this Agreement, the proper officers, directors or representatives of the relevant Constituent Entity shall execute and make all such proper assignments or assurances and take such other actions. The proper officers, directors or representatives of the Surviving Corporation are hereby authorized in the name of each of the Constituent Entity, or otherwise, to take any and all such action.

              IN WITNESS WHEREOF, the undersigned have caused this Plan of Merger to be executed this 6th day of June, 1997.

                                           CARRIZO PARTNERS LTD.

                                           By:    Carrizo Oil & Gas, Inc.,
                                                  as general partner


                                                  By:
                                                     --------------------------
                                                  Name:
                                                  Title:


                                           CARRIZO OIL & GAS, INC.


                                           By:
                                              ---------------------------------
                                           Name:
                                           Title:

                                   SCHEDULE A

             CARRIZO PARTNERS LIMITED PARTNER INTEREST PERCENTAGES


                                                CAPITAL        BEFORE PAYOUT      AFTER PAYOUT
                  PARTNERS                    CONTRIBUTION       PERCENTAGE        PERCENTAGE
                  --------                    ------------       ----------        ----------
 Special Limited Partner:

         Partner                                $       0            0.001%          25.00000%
                                                ---------         --------           --------
 Investor Limited Partners:

         Partner                                $ 175,000           23.333%          11.66667%

         Partner                                   50,000            6.667            3.33333

         Partner                                   50,000            6.667            3.33333

         Partner                                  100,000           13.333            6.66667

         Partner                                   50,000            6.667            3.33333

         Partner                                   50,000            6.667            3.33333

         Partner                                   50,000            6.667            3.33333

         Partner                                   50,000            6.667            3.33333

         Partner                                   75,000           10.000            5.00000
                                                ---------          -------        -----------

 Total Investor Limited Partners                $ 650,000           86.666%          43.33333%
                                                ---------          -------         ----------
 Total Limited Partners                         $ 650,000           86.667%          68.33333%

 General Partner:

         Partner                                $ 100,000           13.333%          31.66667%
                                                ---------          -------          ---------

 Total General and Limited Partners             $ 750,000          100.000%         100.00000%
                                                =========          =======          =========

                                                                       EXHIBIT F

                          FOUNDERS DISCLOSURE SCHEDULE

                                     None.

                                                                       EXHIBIT G

                         PRODUCTION DISCLOSURE SCHEDULE

                                     None.

                                                                       EXHIBIT H

                         ENCINITAS DISCLOSURE SCHEDULE

                                     None.

                                                                       EXHIBIT I

                          LA ROSA DISCLOSURE SCHEDULE

                                     None.

                                                                       EXHIBIT J

                      CARRIZO PARTNERS DISCLOSURE SCHEDULE

                                     None.